                                                                    EXHIBIT 10.7



================================================================================


                               IFCO SYSTEMS N.V.,

                                   as Issuer,

                          The GUARANTORS named herein

                                      and

                        THE BANK OF NEW YORK, as Trustee

                                   INDENTURE

                           Dated as of March 8, 2000

              10 5/8% Senior Subordinated Notes due 2010, Series A

              10 5/8% Senior Subordinated Notes due 2010, Series B


================================================================================

                             CROSS-REFERENCE TABLE
                             ---------------------

TIA                                                                                 Indenture
Section                                                                              Section
-------                                                                            -----------
310(a)(1)........................................................................   7.10
   (a)(2)........................................................................   7.10
   (a)(3)........................................................................   N.A.
   (a)(4)........................................................................   N.A
   (a)(5)........................................................................   7.10
   (b)...........................................................................   7.08; 7.10; 13.02
   (b)(1)........................................................................   7.10
   (c)...........................................................................   N.A.
311(a)...........................................................................   7.11
   (b)...........................................................................   7.11
   (c)...........................................................................   N.A.
312(a)...........................................................................   2.05
   (b)...........................................................................   13.03
   (c)...........................................................................   13.03
313(a)...........................................................................   7.06
   (b)(1)........................................................................   7.06
   (b)(2)........................................................................   7.06
   (c)...........................................................................   7.06; 13.02
   (d)...........................................................................   7.06
314(a)...........................................................................   4.02; 4.08; 13.02
   (b)...........................................................................   N.A.
   (c)(1)........................................................................   13.04; 13.05
   (c)(2)........................................................................   13.04; 13.05
   (c)(3)........................................................................   N.A.
   (d)...........................................................................   N.A.
   (e)...........................................................................   13.05
   (f)...........................................................................   N.A.
315(a)...........................................................................   7.01; 7.02
   (b)...........................................................................   7.05; 13.02
   (c)...........................................................................   7.01
   (d)...........................................................................   6.05; 7.01; 7.02
   (e)...........................................................................   6.11
316(a) (last sentence)...........................................................   2.16
   (a)(1)(A).....................................................................   6.05
   (a)(1)(B).....................................................................   6.04
   (a)(2)........................................................................   8.02
   (b)...........................................................................   6.07
   (c)...........................................................................   8.04
317(a)(1)........................................................................   6.08
   (a)(2)........................................................................   6.09
   (b)...........................................................................   2.04
318(a)...........................................................................   13.01

                           N.A. means Not Applicable

____________________
NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
                                   ARTICLE 1


                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.....................................................1
Section 1.02.  Other Definitions..............................................26
Section 1.03.  Incorporation by Reference of Trust Indenture Act..............27
Section 1.04.  Rules of Construction..........................................27

                                   ARTICLE 2


                                   THE NOTES

Section 2.01.  Dating; Incorporation of Form in Indenture.....................28
Section 2.02.  Execution and Authentication; Appointment of Authenticating
                Agent.........................................................28
Section 2.03.  Registrar and Paying Agent.....................................29
Section 2.04.  Paying Agent To Hold Money in Trust............................30
Section 2.05.  Noteholder Lists...............................................30
Section 2.06.  Transfer and Exchange..........................................31
Section 2.07.  Replacement Notes..............................................32
Section 2.08.  Outstanding Notes..............................................32
Section 2.09.  Temporary Notes................................................32
Section 2.10.  Cancellation...................................................32
Section 2.11.  Defaulted Interest.............................................32
Section 2.12.  Deposit of Moneys; Payments....................................33
Section 2.13.  "CUSIP", "ISIN" and "Common Code" Numbers......................33
Section 2.14.  Book-Entry Provisions for Global Notes.........................33
Section 2.15.  Special Transfer Provisions....................................35
Section 2.16.  Treasury Notes.................................................38

                                   ARTICLE 3

                                   REDEMPTION

Section 3.01.  Notices to Trustee.............................................38
Section 3.02.  Selection of Notes To Be Redeemed..............................38
Section 3.03.  Notice of Redemption...........................................39
Section 3.04.  Effect of Notice of Redemption.................................39
Section 3.05.  Deposit of Redemption Price....................................40
Section 3.06.  Notes Redeemed in Part.........................................40
Section 3.07.  Redemption for Taxation Reasons................................40

                                                                            Page
                                                                            ----
                                   ARTICLE 4

                                   COVENANTS

Section 4.01.  Payment of Notes...............................................41
Section 4.02.  Provision of Financial Statements and Other Information........41
Section 4.03.  Waiver of Stay, Extension or Usury Laws........................42
Section 4.04.  Compliance Certificate; Notice of Default; Tax Information.....42
Section 4.05.  Payment of Taxes and Other Claims..............................43
Section 4.06.  Corporate Existence............................................43
Section 4.07.  Maintenance of Office or Agency................................43
Section 4.08.  Compliance with Laws...........................................44
Section 4.09.  Maintenance of Properties and Insurance........................44
Section 4.10.  Limitation on Additional Indebtedness..........................45
Section 4.11.  Limitation on Restricted Payments..............................45
Section 4.12.  Limitation on Other Senior Subordinated Indebtedness...........47
Section 4.13.  Limitation on Certain Asset Sales..............................47
Section 4.14.  Limitation on Transactions with Affiliates.....................50
Section 4.15.  Limitations on Liens...........................................51
Section 4.16.  Limitations on Investments.....................................52
Section 4.17.  Change of Control Offer........................................52
Section 4.18.  Limitation on Dividend and Other Payment Restrictions
                Affecting Restricted Subsidiaries.............................54
Section 4.19.  Limitation on Preferred Stock of Restricted Subsidiaries.......56
Section 4.20.  Limitation on Creation of Subsidiaries.........................56
Section 4.21.  Limitation on Sale and Lease-Back Transactions.................56
Section 4.22.  Payments for Consent...........................................57

                                   ARTICLE 5

                             SUCCESSOR CORPORATION

Section 5.01.  Limitation on Consolidation, Merger and Sale of Assets.........57
Section 5.02.  Successor Person Substituted...................................58

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

Section 6.01.  Events of Default..............................................58
Section 6.02.  Acceleration...................................................60
Section 6.03.  Other Remedies.................................................60
Section 6.04.  Waiver of Existing Defaults and Events of Default..............61
Section 6.05.  Control by Majority............................................61
Section 6.06.  Limitation on Suits............................................61
Section 6.07.  Rights of Holders To Receive Payment...........................62
Section 6.08.  Collection Suit by Trustee.....................................62
Section 6.09.  Trustee May File Proofs of Claim...............................62
Section 6.10.  Priorities.....................................................62
Section 6.11.  Undertaking for Costs..........................................63

                                                                            Page
                                                                            ----
                                   ARTICLE 7

                                    TRUSTEE

Section 7.01.  Duties of Trustee..............................................63
Section 7.02.  Rights of Trustee..............................................64
Section 7.03.  Individual Rights of Trustee...................................66
Section 7.04.  Trustee's Disclaimer...........................................66
Section 7.05.  Notice of Defaults.............................................66
Section 7.06.  Reports by Trustee to Holders..................................66
Section 7.07.  Compensation and Indemnity.....................................66
Section 7.08.  Replacement of Trustee.........................................67
Section 7.09.  Successor Trustee by Consolidation, Merger or Conversion.......68
Section 7.10.  Eligibility; Disqualification..................................68
Section 7.11.  Preferential Collection of Claims Against Company..............69

                                   ARTICLE 8

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01.  Without Consent of Holders.....................................69
Section 8.02.  With Consent of Holders........................................69
Section 8.03.  Compliance with TIA............................................71
Section 8.04.  Revocation and Effect of Consents..............................71
Section 8.05.  Notation on or Exchange of Notes...............................71
Section 8.06.  Trustee To Sign Amendments, etc................................72

                                   ARTICLE 9

                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 9.01.  Satisfaction and Discharge of Indenture........................72
Section 9.02.  Legal Defeasance...............................................73
Section 9.03.  Covenant Defeasance............................................73
Section 9.04.  Conditions to Defeasance or Covenant Defeasance................74
Section 9.05.  Application of Trust Money.....................................75
Section 9.06.  Repayment to the Company.......................................76
Section 9.07.  Reinstatement..................................................76

                                   ARTICLE 10

                                   GUARANTEE

Section 10.01.  Unconditional Guarantee.......................................76
Section 10.02.  Severability..................................................77
Section 10.03.  Limitation on Guarantor's Liability; Contribution.............77
Section 10.04.  Successors and Assigns........................................77

                                                                            Page
                                                                            ----
Section 10.05.  No Waiver.....................................................78
Section 10.06.  Release of Guarantor..........................................78
Section 10.07.  Execution of Supplemental Indenture for Future Guarantors.....78
Section 10.08.  Execution and Delivery of Guarantee...........................78
Section 10.09.  Subordination of Subrogation and Other Rights.................79

                                   ARTICLE 11

                           SUBORDINATION OF GUARANTEE

Section 11.01.  Guarantee Obligations Subordinated to Senior Debt.............79
Section 11.02.  Payment Over of Proceeds upon Dissolution, etc................79
Section 11.03.  Suspension of Guaranteed Obligations When Senior Debt in
                 Default......................................................80
Section 11.04.  Trustee's Relation to Senior Debt.............................82
Section 11.05.  Subrogation...................................................82
Section 11.06.  Guarantee Subordination Provisions Solely To Define Relative
                 Rights.......................................................82
Section 11.07.  Trustee To Effectuate Subordination...........................83
Section 11.08.  No Waiver of Subordination Provisions.........................83
Section 11.09.  Notice to Trustee.............................................84
Section 11.10.  Reliance on Judicial Order or Certificate of Liquidating
                 Agent........................................................84
Section 11.11.  No Suspension of Remedies.....................................84

                                   ARTICLE 12

                             SUBORDINATION OF NOTES

Section 12.01.  Notes Subordinate to Senior Debt..............................85
Section 12.02.  Payment Over of Proceeds upon Dissolution, etc................85
Section 12.03.  Suspension of Payment When Senior Debt in Default.............86
Section 12.04.  Trustee's Relation to Senior Debt.............................87
Section 12.05.  Subrogation...................................................88
Section 12.06.  Provisions Solely To Define Relative Rights...................88
Section 12.07.  Trustee To Effectuate Subordination...........................89
Section 12.08.  No Waiver of Subordination Provisions.........................89
Section 12.09.  Notice to Trustee.............................................89
Section 12.10.  Reliance on Judicial Order or Certificate of Liquidating
                 Agent........................................................90
Section 12.11.  No Suspension of Remedies.....................................90

                                   ARTICLE 13

                                 MISCELLANEOUS

Section 13.01.  TIA Controls..................................................90
Section 13.02.  Notices.......................................................90
Section 13.03.  Communications by Holders with Other Holders..................93
Section 13.04.  Certificate and Opinion as to Conditions Precedent............93
Section 13.05.  Statements Required in Certificate and Opinion................93
Section 13.06.  Rules by Trustee and Agents...................................94
Section 13.07.  Business Days; Legal Holidays.................................94

                                                                            Page
                                                                            ----

Section 13.08.  Governing Law.................................................94
Section 13.09.  Waiver of Trial by Jury.......................................94
Section 13.10.  Sovereign Immunity............................................94
Section 13.11.  Submission to Jurisdiction....................................94
Section 13.12.  Appointment of Agent..........................................95
Section 13.13.  No Adverse Interpretation of Other Agreements.................95
Section 13.14.  No Recourse Against Others....................................95
Section 13.15.  Successors....................................................95
Section 13.16.  Multiple Counterparts.........................................95
Section 13.17.  Table of Contents, Headings, etc..............................95
Section 13.18.  Separability..................................................95


EXHIBITS
--------

Exhibit A       Form of Legend for Global Notes..............................A-1

Exhibit B-1     Form of Note for Initial Notes.............................B-1-1

Exhibit B-2     Form of Note for Exchange Notes............................B-2-1

Exhibit C       Form of Transfer Certificate for Transfer from Rule
                 144A Global Note to Regulation S Global Note................C-1

Exhibit D       Form of Transfer Certificate for Transfer from Regulation
                 S Global Note to Rule 144A Global Note......................D-1

Exhibit E       Form of Investor Letter To be Delivered in Connection with
                 Transfers to Non-QIB Institutional Accredited Investors.....E-1

Exhibit F       Form of Transfer Certificate For Transfer or Exchange of
                 Restricted Security (Other than Rule 144A Global Note)......F-1

Exhibit G       Form of Transfer Certificate for Transfer from Regulation
                 S Global Note or Rule 144A Global Note to an Accredited
                 Institutional Investor......................................G-1

Exhibit H       Form of Supplemental Indenture...............................H-1

          INDENTURE, dated as of March 8, 2000, among IFCO SYSTEMS N.V., a limited liability company incorporated in the Netherlands (the "Company"), as Issuer, each of the GUARANTORS (as defined herein) and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the "Trustee").

          The Company has duly authorized the creation of an issue of Series A 10 5/8% Senior Subordinated Notes due 2010 (the "Initial Notes") and Series B 10 5/8% Senior Subordinated Notes due 2010 (the "Exchange Notes") and, to provide therefor, the Company and each Guarantor has duly authorized the execution and delivery of this Indenture. All things necessary to make the Notes, when duly issued and executed by the Company, and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company and the Guarantors, have been done.

          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.

               "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged into or consolidated with any other Person or that is assumed in connection with the acquisition of assets from such Person and, in each case, not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary or such merger, consolidation or acquisition.

               "Additional Interest" has the meaning provided to such term in the Registration Rights Agreement.

               "Adjusted Net Assets" of any Person at any date shall mean the lesser of the amount by which the fair value of the property of such Person exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities), but excluding liabilities under the Guarantee of such Person at such date and the amount by which the present fair salable value of the assets of such Person at such date exceeds the amount that will be required to pay the probable liability of such Person on its debts (after giving effect to all other fixed and contingent liabilities and after giving effect to any collection from any Subsidiary of such Person in respect of the Obligations of such Person under the Guarantee of such Person), excluding Indebtedness in respect of the Guarantee of such Person, as they become absolute and matured.

               "Affiliate" means, with respect to any specific Person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that, for purposes of Section 4.14 of this Indenture, beneficial ownership of at least 10% of the voting securities of a Person, either directly or indirectly, shall be deemed to be control.

               "Agent" means any Registrar, Paying Agent, co-Registrar, authenticating agent or agent for service of notices and demands.

               "Asset Acquisition" means:

               (1) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company; or

               (2) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) which constitute all or substantially all of the assets of such Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

               "Asset Sale" means any direct or indirect sale, issuance, conveyance, assignment, transfer, lease or other disposition (including any sale and lease-back transaction), other than to the Company or any of its Restricted Subsidiaries, in any single transaction or series of related transactions of:

               (1) any Capital Stock of or other equity interest in any Restricted Subsidiary of the Company; or

               (2) any other property or assets of the Company or of any Restricted Subsidiary thereof other than the sale of the Company's products in the ordinary course of business;

provided that Asset Sales shall not include:

               (1) a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than (Euro)1,500,000;

               (2) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under
     Section 5.01 of this Indenture;

               (3) any Restricted Payment made in compliance with Section 4.11 of this Indenture, and any making of any Permitted Investment;

               (4) surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind;

               (5)  sales of Cash Equivalents;

               (6) granting of Liens not otherwise prohibited by this Indenture;

               (7) leases or subleases to third persons in the ordinary course of business that do not interfere in any material respect with the business of the Company or any of its Restricted Subsidiaries; and

               (8) transfers of Receivables and Related Assets in connection with a Permitted Receivables Financing.

               "Asset Sale Proceeds" means, with respect to any Asset Sale:

          (1) cash and Cash Equivalents received by the Company or any Restricted Subsidiary of the Company from such Asset Sale (including cash or Cash Equivalents received as consideration for the assumption of liabilities incurred in connection with or in anticipation of such Asset
     Sale), after

                    (a) provision for all income or other taxes measured by or resulting from such Asset Sale,

                    (b) payment of all brokerage commissions, underwriting and other fees and expenses related to such Asset Sale,

                    (c) provision for minority interest holders in any Restricted Subsidiary of the Company as a result of such Asset Sale,

                    (d) repayment of Indebtedness that is secured by the assets subject to such Asset Sale or otherwise required to be repaid in connection with such Asset Sale, and

                    (e) deduction of appropriate amounts to be provided by the Company or a Restricted Subsidiary of the Company as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by the Company or a Restricted Subsidiary after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale; and

          (2) promissory notes and other non-cash consideration received by the Company or any Restricted Subsidiary of the Company from such Asset Sale or other disposition upon the liquidation or conversion of such notes or non-cash consideration into cash or Cash Equivalents.

          "Attributable Indebtedness" in respect of a Sale and Lease-Back Transaction means, as at the time of determination, the greater of:

          (i)  the fair value of the property subject to such arrangement; and

          (ii) the present value (discounted at the rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended).

          "Available Asset Sale Proceeds" means, with respect to any Asset Sale, the aggregate Asset Sale Proceeds from such Asset Sale that have not been applied in accordance with clauses (3)(a) or (3)(b), and which have not yet been the basis for an Excess Proceeds Offer in accordance with clause (3)(c), of
Section 4.13(A) under this Indenture.

          "Board of Directors" means, with respect to any Person, the board of directors or similar governing body of such Person or any duly authorized committee thereof.

          "Board Resolution" means with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, partnership or limited liability company interests or any other participation, right or other interest in the nature of an equity interest in such Person including, without limitation, Common Stock and Preferred Stock of such Person, or any option, warrant or other security convertible into any of the foregoing.

          "Capitalized Lease Obligations" means with respect to any Person, Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

          "Cash Equivalents" means:

          (1) securities issued or directly and fully guaranteed or insured by the Government of any of the member states of the European Union, the United States of America, Switzerland, or any agency or instrumentality of any such Government; provided that, in each case, such obligations mature within one year from the date of acquisition thereof;

          (2) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P's or Moody's, or carrying an equivalent rating by an internationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments or do not rate institutions in the subject country;

          (3) time deposits, demand deposits, certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank incorporated in a member state of the European Union, the United States of America, Switzerland, Canada, or any branch of the foregoing and rated P-1 by Moody's or A-1 by S&P, or carrying an equivalent rating by an internationally recognized rating agency selected by the Company if both of the two named rating agencies cease publishing ratings of investments or do not rate institutions in the subject country;

          (4) shares of any money market mutual fund that (a) has its assets invested continuously in the types of investments referred to in clauses
     (1) and (2) above, (b) has net assets of not less than (Euro)250,000,000 (or its foreign currency equivalent), and (c) has the highest rating obtainable from either S&P's or Moody's, or carrying an equivalent rating by an internationally recognized rating agency selected by the Company if both of the two named rating agencies cease publishing ratings of investments or do not rate institutions in the subject country; and

          (5) repurchase agreements with respect to, and which are fully secured by a perfected security interest in, obligations of a type described in clause (1) or clause (2) above and are with any commercial bank described in clause (3) above.

          "Certificated Notes" means one or more certificated Notes in registered form.

          A "Change of Control" of the Company will be deemed to have occurred at such time as:

          (1)  (a) any Person or group of related Persons for purposes of
     Section 13(d) of the Exchange Act (a "Group"), other than a Permitted Holder, becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of 50% or more of the total voting or economic power of the Company's Capital Stock, and
     (b) the Permitted Holders no longer have the power to elect a majority of the directors of the Board of Directors of the Company;

          (2) the occurrence of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole, to any Person or Group, together with any Affiliates thereof (whether or not otherwise in compliance with the provisions of the Indenture) other than to the Permitted Holders;

          (3) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company has been approved by the Permitted Holders or a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors of the Company; or

          (4) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this Indenture).

          "Clearstream" means Clearstream Banking, societe anonyme.

          "Commission" means the United States Securities and Exchange
Commission.

          "Common Depository" means, with respect to the Notes issued in the form of one or more Global Notes, The Bank of New York Depository (nominees) Limited as common depository for Euroclear and Clearstream or another Person designated as common depository by the Company, which Person must be a clearing agency registered under the Exchange Act.

          "Common Stock" of any Person means all Capital Stock of such Person that is generally entitled to:

          (1)  vote in the election of directors of such Person; or

          (2) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

          "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to Article 5 of this Indenture and thereafter means the successor.

          "Consolidated Fixed Charge Coverage Ratio" means, with respect to any Person, the ratio of EBITDA of such Person during the four full fiscal quarters (the "Four Quarter Period") ending on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (the "Transaction Date") to Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

          (1) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries or the issuance or redemption or other repayment of Preferred Stock of any such Restricted Subsidiary (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness and, in the case of any Restricted Subsidiary, the issuance or redemption or other repayment of Preferred Stock (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date (except that, in determining the Consolidated Fixed Charge Coverage Ratio as of any Transaction Date, any Permitted Indebtedness that is incurred at the same time as the Indebtedness giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio shall not be included for purposes of such calculation), as if such incurrence or repayment or issuance or redemption or other repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period; and

          (2) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any EBITDA (provided that such EBITDA shall be included only to the extent includable pursuant to the definition of "Consolidated Net Income" without regard to clauses
     (3) and (7) of the definition of "Consolidated Net Income") (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X of the Exchange Act) attributable to the assets that are the subject of the Asset Acquisition or Asset Sale during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period.

          If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio":

          (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date;

          (2) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period; and

          (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by one or more Hedging Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

          "Consolidated Fixed Charges" means, with respect to any Person, for any period, the sum, without duplication, of:

          (1)  Consolidated Interest Expense; plus

          (2)  the product of

                 (a) the amount of all dividend and distribution payments on any series of Disqualified Capital Stock and Preferred Stock of such Person and its Restricted Subsidiaries paid (other than dividends paid in Capital Stock (other than Disqualified Capital Stock)), accrued or scheduled to be paid or accrued during such period, times

                 (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

          "Consolidated Interest Expense" means, with respect to any Person, for any period, the aggregate amount of interest which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on an income statement for such Person and its Restricted Subsidiaries on a consolidated basis including, but not limited to:

          (1)  Redeemable Dividends, whether paid or accrued, on Preferred
     Stock,

          (2)  imputed interest included in Capitalized Lease Obligations,

          (3) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing,

          (4)  the net costs associated with Hedging Obligations,

          (5)  amortization of other financing fees and expenses,

          (6)  the interest portion of any deferred payment obligation,

          (7)  amortization of discount or premium, if any,

          (8) interest-equivalent costs associated with any Permitted Receivables Financing, whether accounted for as interest expense or loss on the sale of Receivables and Related Assets, and

          (9) all other non-cash interest expense (other than interest amortized to cost of sales), plus, without duplication,

          (1)  all net capitalized interest for such period,

          (2) all interest incurred or paid under any guarantee of Indebtedness (including a guarantee of principal, interest or any combination thereof) of any Person, and

          (3) the amount of all dividends or distributions paid on Disqualified Capital Stock (other than dividends paid or payable in shares of Capital Stock of the Company that does not constitute Disqualified Capital Stock).

          "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that there shall be excluded therefrom:

          (1) the Net Income of any Person, other than a Restricted Subsidiary of the referent Person, except to the extent of the amount of dividends or distributions paid to the referent Person or a Restricted Subsidiary of such referent Person;

          (2) the Net Income of any Restricted Subsidiary of the Person in question that is subject to any restriction or limitation on the payment of dividends or the making of other distributions to the extent of such restriction or limitation;

          (3) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition;

          (4) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Restricted Subsidiaries other than in the ordinary course of business;

          (5)  extraordinary gains and losses;

          (6) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued);

          (7) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger, or transfer of assets; and

          (8) non-recurring charges in connection with the Transactions in an aggregate amount not to exceed (Euro)2.0 million.

          "Consolidated Tangible Assets" of any Person at any date means the total assets of such Person, less goodwill and other intangible assets of such Person, in each case as shown on the most recent balance sheet of such Person, determined on a consolidated basis in accordance with GAAP.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

          "Cumulative Consolidated Net Income" means, with respect to the Company, as of any date of determination, Consolidated Net Income from January 1, 2000 to such date of determination, taken as a single accounting period.

          "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "Designated Preferred Stock" means Preferred Stock (not constituting Disqualified Capital Stock) of the Company (excluding any Preferred Stock issued on or prior to the Issue Date and any Preferred Stock issued in exchange or substitution therefor) that is designated as Designated Preferred Stock by the Company pursuant to an Officers' Certificate delivered to the Trustee on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (3)(b) of Section 4.11(A) of this Indenture.

          "Designated Senior Debt" as to the Company or any Guarantor, as the case may be, means:

          (1)  any Senior Debt under the New Senior Credit Facility; and

          (2) after the New Senior Credit Facility has been paid in full and terminated, any other Senior Debt which at the time of determination exceeds (Euro)25,000,000 in aggregate principal amount (or accreted value in the case of Indebtedness issued at a discount) outstanding or available under a committed facility, which is specifically designated in the instrument evidencing such Senior Debt as "Designated Senior Debt" by such Person and as to which the Trustee has been given written notice of such designation.

          "Disqualified Capital Stock" means any Capital Stock of a Person or a Restricted Subsidiary thereof which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event (other than an event that would constitute a Change of Control), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable solely at the option of the holder thereof, on or prior to the maturity date of the Notes, for cash or securities constituting Indebtedness; provided, however, that Preferred Stock of a Person or any Restricted Subsidiary thereof that is issued with the benefit of provisions requiring a change of control offer or an asset sale offer to be made for such Preferred Stock in the event of a change of control of or sale of assets by such Person or Restricted Subsidiary which provisions have substantially the same effect as the provisions described under Sections 4.17 and 4.13 of this Indenture, respectively, shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions.

          "EBITDA" means, with respect to any Person and its Restricted Subsidiaries, for any period, an amount equal to

          (1)  the sum of

                 (a)  Consolidated Net Income for such period, plus

                 (b) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing Consolidated Net Income and any provision for taxes utilized in computing net loss under clause (a) hereof, plus

                 (c)  Consolidated Interest Expense for such period, plus

                 (d)  depreciation for such period on a consolidated basis, plus

                 (e) amortization of intangibles for such period on a consolidated basis, plus

                 (f)  any other non-cash items reducing Consolidated Net
          Income for such period (other than any non-cash item requiring an accrual or reserve for cash disbursements in any future period), minus

          (2) all non-cash items increasing Consolidated Net Income for such period (other than any non-cash item that represents a reversal of an accrual or reserve initially recorded in anticipation of a cash disbursement to be made in a future period), all for such Person and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

          "Equity Offering" means a sale by the Company of shares of its Common Stock (however designated and whether voting or non-voting) (other than Disqualified Capital Stock) and any and all rights, warrants or options to acquire such Common Stock.

          "Euroclear" means Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear System.

          "Euros" means the common currency for the eleven member states of the European Union.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Notes" has the meaning provided in the preamble to this Indenture.

          "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution.

          "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

          "Guarantee" means the guarantee of the Obligations of the Company with respect to the Notes by each Guarantor.

          "Guarantor" means each Restricted Subsidiary of the Company on the Issue Date that guarantees the Notes (other than any Immaterial Subsidiaries) as of the Issue Date and each other Restricted Subsidiary that in the future executes a Guarantee pursuant to the covenant described under Section 4.20 or otherwise; provided that any person constituting a Guarantor as described above shall cease to constitute a Guarantor when its Guarantee is released in accordance with Section 10.06.

          "Hedging Obligations" means, with respect to any Person, the net payment obligations of such Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (b) other agreements or arrangements entered into in order to protect such Person against fluctuations in commodity prices, interest rates or currency exchange rates.

          "Holder" or "Noteholder" means a Person in whose name a Note is registered on the Registrar's books or records.

          "Immaterial Subsidiaries" means at any time, any Restricted Subsidiary of the Company having Consolidated Tangible Assets (as determined in accordance with GAAP) in an amount of less than 1% of the Consolidated Tangible Assets of the Company and its Restricted Subsidiaries (as determined in accordance with GAAP); provided, however, that the total Consolidated Tangible Assets (as so determined) of all Immaterial Subsidiaries shall not exceed 3% of Consolidated Tangible Assets of the Company and its Subsidiaries (as so determined). In the event that the Consolidated Tangible Assets of all Immaterial Subsidiaries exceeds 3% of Consolidated Tangible Assets of the Company and its Restricted Subsidiaries, the Company will designate Restricted Subsidiaries that would otherwise be Immaterial Subsidiaries to be excluded as Immaterial Subsidiaries until such 3% threshold is not exceeded. Notwithstanding the foregoing, no Restricted Subsidiary that guarantees the New Senior Credit Facility shall be deemed an Immaterial Subsidiary.

          "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred," "incurable," and "incurring" shall have meanings correlative to the foregoing); provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness.

          "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included:

          (1)  any Capitalized Lease Obligations of such Person;

          (2) obligations secured by a lien to which the property or assets owned or held by such Person is subject, whether or not the obligation or obligations secured thereby shall have been assumed; provided that, if such obligations have not been assumed by such Person, the amount of such Indebtedness shall be the lesser of (A) the fair market value of such assets at such date of determination and (B) the amount of such obligations;

          (3) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor);

          (4) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

          (5) Disqualified Capital Stock of such Person or any Restricted Subsidiary thereof, and valued at its mandatory maximum redemption price or liquidation preference plus accrued dividends; and

          (6) Obligations of any such Person under any hedging obligations applicable to any of the foregoing (if and to the extent such hedging obligations would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP);

provided that

          (1) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP; and

          (2) Indebtedness shall not include any liability for federal, state, local or other taxes.

Guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also included as Indebtedness.

          "Indenture" means this Indenture as amended, restated or supplemented from time to time.

          "Independent Financial Advisor" means an investment banking, financial advisory, valuation or accounting firm of national reputation in the United
States:

          (1) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company; and

          (2) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

          "Initial Notes" has the meaning provided in the preamble to this Indenture.

          "Initial Purchasers" refers to CIBC World Markets Corp. and Banc One Capital Markets, Inc.

          "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act.

          "Interest Payment Date" means the stated maturity of an installment of interest on the Notes.

          "Investments" means, with respect of any Person, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business of such Person), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any Capital Stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person or the making of any investment in any Person. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices of such Person, but shall include the repurchase of securities of any Person by such Person.

          For the purposes of Sections 4.11 and 4.16 of this Indenture:

          (1) "Investment" shall include and be valued at the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary;

          (2) the fair market value of the net assets of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary shall be deemed a repayment of such Investment; and

          (3) the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of cash distributions in respect thereof received by the Company or any Restricted Subsidiary of the Company;

provided that no such payment of distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of distributions or receipt of any such amounts would be included in Consolidated Net Income. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Common Stock of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition such Restricted Subsidiary would no longer constitute a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Restricted Subsidiary not sold or disposed of.

          "Issue Date" means the date the Notes are first issued by the Company and authenticated by the Trustee under this Indenture.

          "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Maturity Date" means March 15, 2010.

          "Net Income" means, with respect to any Person, for any period, the net income (loss) of such Person determined in accordance with GAAP.

          "Net Proceeds" means:

          (1) in the case of any sale of Capital Stock by or equity contribution to any Person, the aggregate net proceeds received by such Person, after payment of expenses, commissions and the like incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof, as determined in good faith by the Board of Directors of such Person, at the time of receipt);

          (2) in the case of any exchange, exercise, conversion or surrender of outstanding securities of any kind for or into shares of Capital Stock of the Company that is not Disqualified Capital Stock, the net book value of such outstanding securities on the date of such exchange, exercise, conversion or surrender (plus any additional amount required to be paid by the holder to such Person upon such exchange, exercise, conversion or surrender, less any and all payments made to the holders, e.g., on account of fractional shares and less all expenses incurred by such Person in connection therewith); and

          (3) in the case of any issuance of any Indebtedness by the Company or any Restricted Subsidiary, the aggregate net cash proceeds received by such Person after the payments of expenses, commissions, underwriting discounts and the like incurred in connection therewith.

          "New Senior Credit Facility" means the Credit Agreement dated as of a date on or about the Issue Date, among PalEx, Inc., the guarantors party thereto, CIBC World Markets Corp. and Banc One Capital Markets, Inc. as Co-Lead Arrangers, Bank One, Texas, NA as Administrative Agent, CIBC World Markets Corp. as Syndication Agent, and the lenders party thereto in their capacities as lenders thereunder, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by Section 4.10) or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

          "Non-Payment Event of Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Debt.

          "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

          "Notes" means the Initial Notes and the Exchange Notes treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

          "Obligations" means all obligations for principal, premium, interest, penalties, charges, fees, indemnities, reimbursement obligations and other liabilities payable under the documentation governing any Indebtedness.

          "Offering Memorandum" means the offering memorandum dated March 3, 2000 pursuant to which the Notes were originally offered.

          "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, Chief Accounting Officer, Treasurer, President, any Vice President, director or other authorized signatory of such Person.

          "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman of the Board, Chief Executive Officer, the President or any Vice President, managing director or other authorized signatory and the Chief Financial Officer, Chief Accounting Officer or any Treasurer or Assistant Treasurer, managing director or other authorized signatory of such Person that shall comply with applicable provisions of this Indenture.

          "Opinion of Counsel" means a written opinion from legal counsel reasonably acceptable to the Trustee complying with the requirements of this Indenture.

          "Payment Default" means any Default, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition to such Default becoming an Event of Default has occurred, in the payment of principal of or premium, if any, or interest on or any other amount payable in connection with Designated Senior Debt.

          "Permitted Asset Swap" means any transfer of properties or assets by the Company or any of its Restricted Subsidiaries in which the consideration received by the transferor consists of properties or assets (other than cash or Cash Equivalents) that will be used in the business of the transferor; provided that the aggregate fair market value (as determined in good faith by the board of directors of the Company) of the property or assets being transferred by the Company or such Restricted Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the board of directors) of the property or assets received by the Company or such Subsidiary in such exchange.

          "Permitted Holders" means Christoph Schoeller, Martin A. Schoeller, their respective children and spouses or other lineal descendants, or any other corporation, partnership, or other entity all of the shareholders, partners, members, or owners of which are any of the foregoing.

          "Permitted Indebtedness" means:

          (1) Indebtedness incurred pursuant to the New Senior Credit Facility in an aggregate principal amount at any time outstanding not to exceed $125.0 million, reduced by any required permanent repayments (which are accompanied by a corresponding permanent commitment reduction) thereunder;

          (2) Indebtedness under (a) the Notes outstanding on the Issue Date and (b) the Guarantees;

          (3) Indebtedness not covered by any other clause of this definition which is outstanding on the Issue Date;

          (4) Indebtedness of the Company to any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary to the Company or another Restricted Subsidiary;

          (5) Purchase Money Indebtedness and Capitalized Lease Obligations incurred to acquire property used or useful in the ordinary course of business which Purchase Money Indebtedness and Capitalized Lease Obligations do not in the aggregate exceed at any one time outstanding an amount equal to the greater of (a) (Euro)20,000,000 and (b) 5% of the Total Assets of the Company determined on a consolidated basis, as shown on the balance sheet of the Company as of the end of the most recent fiscal quarter, in accordance with GAAP;

          (6)  Hedging Obligations;

          (7)  Refinancing Indebtedness;

          (8) Indebtedness of the Company or any Restricted Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within five Business Days of incurrence;

          (9) Indebtedness of the Company or any Restricted Subsidiary consisting of guarantees, indemnities or obligations in respect of purchase price adjustments (including adjustments in the purchase price related to the performance or results of any acquired business) in connection with the acquisition or disposition of assets permitted under the Indenture;

          (10) Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, issued in the ordinary course of business of the Company or such Restricted Subsidiary, including, without limitation, in order to provide security for worker's compensation claims or payment obligations in connection with self-insurance or similar requirements in the ordinary course of business and other Indebtedness with respect to workers' compensation claims, self-insurance obligations, performance, surety and similar bonds and completion guarantees provided by the Company or any Restricted Subsidiary in the ordinary course of business;

          (11) guarantees of Indebtedness otherwise permitted under this Indenture; and

          (12) additional Indebtedness of the Company and its Restricted Subsidiaries not to exceed (Euro)15,000,000 in aggregate principal amount at any one time outstanding.

          "Permitted Investments" means Investments made on or after the Issue Date consisting of:

          (1) Investments by the Company, or by a Restricted Subsidiary thereof, in the Company or a Restricted Subsidiary;

          (2) Investments by the Company, or by a Restricted Subsidiary thereof, in a Person, if as a result of such Investment

                 (a) such Person becomes a Restricted Subsidiary of the Company, or

                 (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary thereof;

          (3) Investments in cash and Cash Equivalents;

          (4) loans and advances made to officers and employees of the Company and its Restricted Subsidiaries in the ordinary course of business not to exceed (Euro)1,500,000 in the aggregate at any one time outstanding;

          (5) an Investment that is made by the Company or a Restricted Subsidiary thereof in the form of any Capital Stock, bonds, notes, debentures, partnership or joint venture interests or other securities that are issued by a third party to the Company or such Restricted Subsidiary solely as partial consideration for the consummation of an Asset Sale that is otherwise permitted under Section 4.13 of this Indenture;

          (6) Hedging Obligations entered into in the ordinary course of the Company's or its Restricted Subsidiaries' business and not for speculative purposes;

          (7) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business;

          (8)  Investments in any of the Notes;

          (9) receivables owing to the Company or any Restricted Subsidiary created in the ordinary course of business;

          (10) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade creditors or customers;

          (11) obligations of one or more officers or other employees of the Company or any of its Restricted Subsidiaries in connection with such officer's or employee's acquisition of shares of Common Stock of the Company so long as no cash is paid by the Company or any of its Restricted Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

          (12) Investments acquired in exchange for, or out of the Net Proceeds (which have not, and will not, be included pursuant to clause (3)(b) of Section 4.11(A) under this Indenture) of a substantially concurrent offering of, shares of Capital Stock (other than Disqualified Capital Stock) of the Company (or options, warrants or other rights to acquire such Capital Stock);

          (13) Investments in connection with a Permitted Receivables Financing by or to any Receivables Subsidiary, including Investments of funds held in accounts permitted or required by the arrangements governing such Permitted Receivables Financing or any related Indebtedness;

          (14) additional Investments the amount of which when made, when taken together with the then outstanding amount of other Investments made under this clause (14), shall not exceed (Euro)10,000,000 in the aggregate at any one time outstanding.

          "Permitted Liens" means the following types of Liens:

          (1) Liens for taxes, assessments, or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

          (2) statutory Liens for landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen, and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP, shall have been made in respect thereof;

          (3) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (4)  judgment Liens not giving rise to an Event of Default;

          (5) easements, right-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of business of the Company or any of its Restricted Subsidiaries;

          (6) any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease Obligation;

          (7) Liens upon specific items of inventory or other goods and proceeds of any person securing such Persons' obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment, or storage of such inventory or other goods;

          (8) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (9) Liens securing Hedging Obligations that relate to Indebtedness that is otherwise permitted under the Indenture;

          (10) Liens securing Capitalized Lease Obligations and Purchase Money Indebtedness permitted pursuant to clause (5) of the definition of "Permitted Indebtedness"; provided, however, that in the case of Purchase Money Indebtedness (a) the Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Company or any Restricted Subsidiary other than the property and assets so acquired or constructed and (b) the Lien securing such Indebtedness shall be created within 180 days of such acquisition or construction or, in the case of a refinancing of any Purchase Money Indebtedness, within 180 days of such refinancing;

          (11) Liens securing Acquired Indebtedness incurred in accordance with the Section 4.10; provided that

                 (a) such Liens secured Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted subsidiary, and

                 (b) such Liens do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Restricted Subsidiary of the Company and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary; and

          (12) Liens securing industrial revenue bonds; and

          (13) Liens not permitted by clauses (1) through (12) that are incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed
     (Euro)5.0 million at any one time outstanding.

          "Permitted Receivables Financing" means a transaction or series of transactions (including amendments, supplements, extensions, renewals, replacements, refinancings or modifications thereof) pursuant to which a Receivables Subsidiary purchases Receivables and Related Assets from the Company or any Subsidiary and finances such Receivables and Related Assets through the issuance of indebtedness or equity interests or through the sale of the Receivables and Related Assets or a fractional undivided interest in the Receivables and Related Assets; provided that:

          (1) the Board of Directors shall have determined in good faith that such Permitted Receivables Financing is economically fair and reasonable to the Company and the Receivables Subsidiary;

          (2) all sales of Receivables and Related Assets to or by the Receivables Subsidiary are made at fair market value (as determined in good faith by the Board of Directors of the Company);

          (3) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Board of Directors of the Company);

          (4) no portion of the Indebtedness of a Receivables Subsidiary is guaranteed by or is recourse to the Company or any Restricted Subsidiary (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall relate to the collectibility of the Receivables and Related Assets); and

          (5) neither the Company nor any Subsidiary has any obligation to maintain or preserve the Receivables Subsidiary's financial condition.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

          "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

          "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth on Exhibit B-1.

          "Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

          "Purchase Money Indebtedness" means Indebtedness of any Person incurred for the purpose of financing all or any part of the purchase price, or the cost of installation, construction or improvement of, any Property.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A promulgated under the Securities Act.

          "Receivables and Related Assets" means accounts receivable and instruments, chattel paper, obligations, general intangibles and other similar assets, in each case relating to such receivables, including interests in merchandise or goods, the sale or lease of which gave rise to such receivable, related contractual rights, guarantees, insurance proceeds, collections, other related assets and proceeds of all of the foregoing.

          "Receivables Subsidiary" means a Wholly Owned Restricted Subsidiary which is established for the limited purpose of acquiring and financing Receivables and Related Assets and engaging in activities ancillary thereto.

          "Record Date" for interest payable on any Interest Payment Date (except a date for payment of default interest) means the September 1 and March 1 (whether or not a Business Day) as the case may be, immediately preceding such Interest Payment Date.

          "Redeemable Dividend" means, for any dividend or distribution with regard to Preferred Stock, the quotient of the dividend or distribution divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Preferred Stock.

          "Redemption Date" when used with respect to any Note to be redeemed means the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price" when used with respect to any Note to be redeemed means the price fixed for such redemption pursuant to this Indenture.

          "Refinancing Indebtedness" means Indebtedness that refunds, refinances or extends Indebtedness of the Company or of a Restricted Subsidiary of the Company incurred pursuant to the Consolidated Fixed Charge Coverage Ratio test of Section 4.10(A) or pursuant to clauses (2), (3), (4), (8), (9) or (11) of the definition of Permitted Indebtedness, but only to the extent that:

          (1) if the Indebtedness being refunded, refinanced or extended is subordinated to the Notes, the Refinancing Indebtedness shall be subordinated to the Notes to at least the same extent as the Indebtedness being refunded, refinanced, or extended;

          (2)  the Refinancing Indebtedness is scheduled to mature either

                 (a) no earlier than the Indebtedness being refunded, refinanced or extended, or

                 (b)  after the maturity date of the Notes;

          (3) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Notes has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the maturity date of the Notes; and

          (4) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the sum of

                 (a) the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended,

                 (b) the amount of accrued and unpaid interest, if any, and premiums owed, if any, not in excess of preexisting prepayment provisions on such Indebtedness being refunded, refinanced or extended, and

                 (c) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Indebtedness.

          "Registration Rights Agreement" means the Registration Rights Agreement dated as of March 8, 2000 among the Company, the Guarantors and CIBC World Markets Corp. and Banc One Capital Markets, Inc., as Initial Purchasers.

          "Regulation S" means Regulation S promulgated under the Securities
Act.

          "Restricted Payment" means any of the following:

          (1) the declaration or payment of any dividend or any other distribution or payment on Capital Stock of the Company or any Restricted Subsidiary of the Company or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any Restricted Subsidiary of the Company (other than (a) dividends or distributions payable solely in Capital Stock (other than Disqualified Capital Stock) or in options, warrants or other rights to purchase such Capital Stock (other than Disqualified Capital Stock), and (b) in the case of Restricted Subsidiaries of the Company, dividends or distributions payable to the Company or to a Restricted Subsidiary of the Company and pro rata dividends or distributions payable to the other holders of Common Stock of such Restricted Subsidiary);

          (2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any of its Restricted Subsidiaries (other than Capital Stock owned by the Company or a Wholly Owned Restricted Subsidiary of the Company, excluding Disqualified Capital Stock) or any option, warrants or other rights to purchase such Capital Stock;

          (3) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Indebtedness which is subordinated in right of payment to the Notes (other than subordinated Indebtedness acquired in anticipation of satisfying a scheduled sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition);

          (4) the making of any Investment or guarantee of any Investment in any Person other than a Permitted Investment; and

          (5) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary (valued at the fair market value of the net assets of such Restricted Subsidiary on the date of such designation).

          "Restricted Security" has the meaning set forth in Rule 144(a)(3) promulgated under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a Restricted Security.

          "Restricted Subsidiary" means a Subsidiary of the Company other than an Unrestricted Subsidiary and includes all of the Subsidiaries of the Company existing as of the Issue Date. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary if immediately after giving effect to such action (and treating any Acquired Indebtedness as having been incurred at the time of such action):

          (1) the Company could have incurred at least (Euro)1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to
     Section 4.10 of this Indenture; and

          (2) no Default or Event of Default shall have occurred and be continuing or result therefrom.

          "Rule 144A" means Rule 144A promulgated under the Securities Act.

          "Sale and Lease-Back Transaction" means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of the Company of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person in contemplation of such leasing.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Senior Debt" means the principal of and premium, if any, and interest on, and any and all other fees, expense reimbursement obligations and other amounts due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with:

          (1) all Indebtedness of the Company or any Guarantor owed to lenders under the New Senior Credit Facility;

          (2) all obligations of the Company or any Guarantor with respect to any Hedging Obligations;

          (3) all obligations of the Company or any Guarantor to reimburse any bank or other person in respect of amounts paid under letters of credit, acceptances or other similar instruments;

          (4) all other Indebtedness of the Company or any Guarantor which does not provide that it is to rank pari passu with or subordinate to the Notes or the Guarantee of such Guarantor, as the case may be; and

          (5) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the Senior Debt described above.

Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include:

          (1) Indebtedness of the Company or any Guarantor to any of its Subsidiaries, or to any Affiliate of the Company or such Guarantor or any of such Affiliate's Subsidiaries;

          (2)  Indebtedness represented by the Notes and the Guarantees;

          (3) any Indebtedness that by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Senior Debt;

          (4) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business;

          (5) Indebtedness incurred in violation of this Indenture, unless such Indebtedness consists of Indebtedness under the New Senior Credit Facility, and the holder(s) of such Indebtedness and their agents and representatives shall have received a representation from the Company at the time of incurrence to the effect that the incurrence of such Indebtedness did not violate the Indenture;

          (6)  Indebtedness represented by Disqualified Capital Stock; or

          (7) any Indebtedness to or guaranteed on behalf of, any shareholders, director, officer or employee of the Company or any Subsidiary of the Company.

          "Significant Restricted Subsidiary" means, with respect to any Person, any Restricted Subsidiary of such Person that satisfies the criteria for a "significant subsidiary" set forth in Rule 1.02(w) of Regulation S-X under the Securities Act, as such Rule is in effect on the Issue Date.

          "SMG Exchangeable Shares" means the Non-Voting Exchangeable Shares issued by SMG Corporation, a corporation amalgamated under the laws of the Province of Ontario, all of the voting stock of which is held by PalEx, Inc.

          "Subsidiary" of any specified Person means any corporation, partnership, limited liability company, joint venture, association or other business entity, whether now existing or hereafter organized or acquired:

          (1) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or

          (2) in the case of a partnership, limited liability company, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes.

          "Total Assets" means the total consolidated assets of the Company and its Restricted Subsidiaries, as set forth on the Company's most recent consolidated balance sheet.

          "Transactions" means the transactions described under the heading "The Transactions" in the Offering Memorandum.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code sections 77aaa-77bbbb) as in effect on the date of this Indenture (except as provided in Section 8.03 hereof).

          "Trust Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

          "Unrestricted Global Notes" means Global Notes that represent beneficial interests in Unrestricted Notes.

          "Unrestricted Notes" means one or more Notes that do not and are not required to bear the Private Placement Legend in the form set forth in Section 2.15, including, without limitation, the Exchange Notes.

          "Unrestricted Subsidiary" means:

          (1)  any Subsidiary of an Unrestricted Subsidiary; and

          (2) any Subsidiary of the Company which is classified after the Issue Date as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company;

provided that a Subsidiary may be so classified as an Unrestricted Subsidiary only if

          (a) such classification is in compliance with Section 4.11 of this Indenture,

          (b) immediately after giving effect to such classification, the Company could have incurred at least (Euro)1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.10,

          (c) no Default or Event of Default shall have occurred and be continuing or result therefrom, and

          (d) neither the Company nor any Restricted Subsidiary shall at any time

                 (i) provide a guarantee of, or similar credit support to, any Indebtedness of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness),

                 (ii) be directly or indirectly liable for any Indebtedness of such Subsidiary, or

                 (iii) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of such Subsidiary (including any corresponding right to take enforcement action against such Subsidiary), except in the case of clause (i) or (ii) to the extent

                       (A) that the Company or such Restricted Subsidiary could
                  otherwise provide such a guarantee or incur such Indebtedness (other than as Permitted Indebtedness) pursuant to Section
                  4.10 under this Indenture, and

                       (B) the provision of such guarantee and the incurrence of
                  such Indebtedness otherwise would be permitted under Section
                  4.11 of this Indenture.

          The Trustee shall be given prompt notice by the Company of each resolution adopted by the Board of Directors of the Company under this provision, together with a copy of each such resolution adopted.

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

          (1) the then outstanding aggregate principal amount of such Indebtedness; into

          (2)  the sum of the total of the products obtained by multiplying

                 (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by

                 (b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

          "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary, all of the outstanding voting securities (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Company. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Restricted Subsidiary.

Section 1.02.      Other Definitions.

          The definitions of the following terms may be found in the sections indicated as follows:

                                 Term                                            Defined in Section
"Additional Amounts"...................................................                3.07
"Affiliate Transaction"................................................                4.14
"Agent Members"........................................................                2.14
"Bankruptcy Law".......................................................                6.01
"Business Day".........................................................               13.07
"Change of Control Offer"..............................................                4.17
"Change of Control Payment Date".......................................                4.17
"Change of Control Purchase Price".....................................                4.17
"Covenant Defeasance"..................................................                9.03
"Custodian"............................................................                6.01
"Event of Default".....................................................                6.01
"Excess Proceeds Offer"................................................                4.13
"Excess Proceeds Payment Date".........................................                4.13
"Funding Guarantor"....................................................               10.03
"Global Notes".........................................................                2.01
"Guarantee Payment Blockage Period"....................................               11.03
"Guarantor Representative".............................................               11.03
"IAI Global Notes".....................................................                2.01
"Initial Blockage Period"..............................................               12.03
"Initial Guarantee Blockage Period"....................................               11.03
"Investor Letter"......................................................                2.15
"Legal Defeasance".....................................................                9.02
"Legal Holiday"........................................................               13.07
"Luxembourg Paying Agent"..............................................                2.03
"Offshore Physical Notes"..............................................                2.01
"Paying Agent".........................................................                2.03
"Payment Blockage Period"..............................................               12.03
"Physical Notes".......................................................                2.01
"Registrar"............................................................                2.03
"Regulation S Global Notes"............................................                2.01
"Representative".......................................................               12.03
"Restricted Period"....................................................                2.14

"Rule 144A Global Notes"...............................................                2.01
"Successor Person".....................................................                5.01
"U.S. Physical Notes"..................................................                2.01

Section 1.03.   Incorporation by Reference of Trust Indenture Act.

                Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                "indenture securities" means the Notes.

                "indenture securityholder" means a Noteholder.

                "indenture to be qualified" means this Indenture.

                "indenture trustee" or "institutional trustee" means the Trustee.

                "obligor on the indenture securities" means the Company, the Guarantors or any other obligor on the Notes.

                All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by Commission rule have the meanings therein assigned to them.

Section 1.04.   Rules of Construction.

                Unless the context otherwise requires:

                (1) a term has the meaning assigned to it herein, whether defined expressly or by reference;

                (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                (3)  "or" is not exclusive;

                (4) words in the singular include the plural, and in the plural include the singular; and

                (5) words used herein implying any gender shall apply to every gender.

                                   ARTICLE 2

                                   THE NOTES

Section 2.01.  Dating; Incorporation of Form in Indenture.

               The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B-1 which is incorporated in and made part of this Indenture with such appropriate insertions, substitutions and other variations as are required or permitted by this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage all in a form approved by the Company. The Company may use "CUSIP", "ISIN" and "Common Code" numbers in issuing the Notes. Each Note shall be dated the date of its authentication.

               The Notes initially offered and sold (i) in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form (the "Rule 144A Global Notes") and (ii) pursuant to Regulation S shall be issued initially in the form of one or more permanent global Notes in registered form (the "Regulation S Global Notes"), in each case substantially in the form set forth in Exhibit B-1, deposited with the Trustee, as custodian for the Common Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth on Exhibit
A. Notes offered and sold by Holders to institutional investors that qualify as "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act will be in the form of a global Note substantially in the form of Exhibit B-1, with such applicable legends as are set forth in Exhibit A, except as otherwise permitted herein (the "IAI Global Notes" and, together with the Rule 144A Global Notes and the Regulation S Global Notes, the "Global Notes"). The aggregate principal amount of any Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Common Depository, as hereinafter provided.

                Notes offered and sold in offshore transactions in reliance of Regulation S issued in the form of certificated Notes in registered form set forth in Exhibit B-1 (the "Offshore Physical Notes"). Notes transferred to Institutional Accredited Investors and Notes offered and sold in reliance on Rule 144A may each also be issued, in the form of certificated Notes in registered form in substantially the form set forth in Exhibit B-1 (the "U.S. Physical Notes"). The Offshore Physical Notes and the U.S. Physical Notes are sometimes collectively herein referred to as the "Physical Notes."

               The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Clearstream shall be applicable to interests in the Global Notes that are held by the participants through Euroclear or Clearstream.

Section 2.02.  Execution and Authentication; Appointment of Authenticating
               Agent.

               The Notes shall be executed on behalf of the Company by one or more Officers of the Company. Such signature may be either manual or facsimile.

               If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

               A Note shall not be valid until the Trustee manually signs the certificate of authentication on the Note. Such signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

               The Trustee shall authenticate (i) Initial Notes for original issue in the aggregate principal amount not to exceed (Euro)200,000,000 in one series, (ii) Private Exchange Notes from time to time only in exchange for a like principal amount of Initial Notes and (iii) Unrestricted Notes from time to time only (x) in exchange for a like principal amount of Initial Notes or (y) in an aggregate principal amount of not more than the excess of (Euro)200,000,000 over the sum of the aggregate principal amount of (A) Initial Notes then outstanding, (B) Private Exchange Notes then outstanding and (C) Unrestricted Notes issued in accordance with (iii)(x) above, in each case upon a written order of the Company in the form of an Officer's Certificate of the Company. Each such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes, Private Exchange Notes or Unrestricted Notes and whether the Notes are to be issued as Physical Notes or Global Notes or such other information as the Trustee may reasonably request. In addition, with respect to authentication pursuant to clauses (ii) or (iii) of the first sentence of this paragraph, the first such written order from the Company shall be accompanied by an Opinion of Counsel of the Company in a form reasonably satisfactory to the Trustee stating that the issuance of the Private Exchange Notes or the Unrestricted Notes, as the case may be, does not give rise to an Event of Default, complies with this Indenture and has been duly authorized by the Company. The aggregate principal amount of Notes outstanding at any time may not exceed (Euro)200,000,000, except as provided in Sections 2.07 and 2.08.

               In the event that the Company shall issue and the Trustee shall authenticate any Notes issued under this Indenture subsequent to the Issue Date pursuant to clauses (i) and (iii) of the first sentence of the immediately preceding paragraph, the Company shall use its best efforts to obtain the same "CUSIP", "ISIN" and "Common Code" number for such Notes as is printed on the Notes outstanding at such time; provided, however, that if any series of Notes issued under this Indenture subsequent to the Issue Date is determined, pursuant to an Opinion of Counsel of the Company in a form reasonably satisfactory to the Trustee to be a different class of security than the Notes outstanding at such time for federal income tax purposes, the Company may obtain a "CUSIP", "ISIN" and "Common Code" number for such Notes that is different than the "CUSIP", "ISIN" and "Common Code" number printed on the Notes then outstanding. Notwithstanding the foregoing, all Notes issued under this Indenture shall vote and consent together on all matters as to which any such Notes may vote or consent as one class and no series of Notes will have the right to vote or consent as a separate class on any matter.

               The Notes shall be issuable only in registered form without coupons and only in minimum denominations of (Euro)50,000 and in increments of
(Euro)1,000 above 50,000.

               The Trustee, with the approval of the Company, may appoint an authenticating agent to authenticate Notes. Any such appointment shall be evidenced by an instrument signed by an authorized officer of the Trustee, a copy of which shall be furnished to the Company. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent, and shall comply with this Indenture. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.


Section 2.03.  Registrar and Paying Agent.

               The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, in London, England and, so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such stock exchange require, in Luxembourg where (a) Notes may be presented or surrendered for reg-istration of transfer or for exchange ("Registrar"), (b) Notes may be presented or surrendered for payment ("Paying Agent") and (c) notices and demands in respect of Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Registrar shall provide the Company a current copy of such register from time to time upon request of the Company. The Company may have one or more co-registrars and one or more additional paying agents. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Noteholder. Neither the Company nor any Guarantor may act as Paying Agent, but may act as Registrar or co-registrar.

               The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Company shall notify the Trustee and the Trustee shall to the extent that it is capable act as such for so long as such failure continues.

               The Company initially appoints the Trustee as Registrar and Paying Agent in the Borough of Manhattan, The City of New York, the Trustee (acting through its London branch) as Registrar and Paying Agent in London, England and Kredietbank S.A. Luxembourgeoise, a Luxembourg banking organization, as Paying Agent in Luxembourg (the "Luxembourg Paying Agent").

Section 2.04.  Paying Agent To Hold Money in Trust.

               Before 10:00 A.M. London, England time on the Business Day prior to each payment date of the principal of and/or interest on any Notes, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest so becoming due. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee together with a complete accounting of such sums and the Trustee may at any time during the continuance of any Event of Default under Section 6.01(a) or (b), upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent together with a complete accounting of such sums. Upon doing so, the Paying Agent shall have no further liability for the money. Funds deposited with the Paying Agent may be invested as agreed from time to time by the Company and the Paying Agent. All payments made hereunder shall be in Euros.

Section 2.05.  Noteholder Lists.

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date and the Maturity Date and at such other times as the Trustee may reasonably request in writing, a list in such form and as of such date as the Trustee may require of the names and addresses of Noteholders.

Section 2.06.  Transfer and Exchange.

               Subject to the provisions of Section 2.14 and 2.15, when a Note is presented to the Registrar with a request to register the transfer thereof, the Registrar shall register the transfer as requested if the requirements of this Indenture are met and, when Notes are presented to the Registrar with a written request to exchange them for an equal principal amount of Notes, the Registrar shall make the exchange as requested; provided that the Registrar may require every Note presented or surrendered for registration of transfer or exchange be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. To permit transfers and exchanges, upon surrender of any Note for registration of transfer at the office or agency maintained pursuant to Section 2.03 hereof, the Company shall execute and the Trustee shall authenticate one or more new Notes at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company may require payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to a transfer or exchange other than any exchange pursuant to Sections 2.09, 3.06 or 8.05 hereof. The Registrar shall not be required to register transfers of Notes or to exchange Notes for a period beginning 15 days before the mailing of a notice of redemption of Notes and ending on the date of such mailing. The Registrar shall not be required to exchange or register transfers of any Notes called or being called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               None of the Issuers or the Trustee or the Registrar shall be liable for any delay by the Common Depository in identifying the beneficial owners of the Notes and each such person may conclusively rely on, and shall be protected in relying on, instructions from the Common Depository for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of any Notes to be issued).

               The Notes will be issued in a transaction exempt from registration under the Securities Act and will be subject to transfer restrictions as described in the Offering Memorandum.

               Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary. So long as the Common Depository or its nominee is the registered owner or Holder of a Global Note, the Common Depository or such nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes hereunder and under the Notes. Any Holder of a Global Note and each Person with an interest in such Global Note, shall, by acceptance of such Global Note or such interest agree that transfers of the beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

               Any Note issued upon any transfer or exchange pursuant to this
Section 2.06 will evidence the same debt and will be entitled to the same benefits and unless otherwise provided for in this Indenture, subject to the same restrictions, under this Indenture as the Note or Notes surrendered upon such transfer or exchange.

Section 2.07.  Replacement Notes.

               If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims that a Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement
Note if the Trustee's requirements for replacement are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced and evidence to their satisfaction of apparent loss, destruction or theft of such Note may be required by the Company, the Trustee or any Agent. The Company and the Trustee may charge for their reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses and any applicable taxes) in replacing a Note. In the event any such mutilated, lost, destroyed or wrongfully taken Note has become due and payable, the Company in its discretion may pay such Note instead of issuing a new Note in replacement thereof. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Company and the Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any transferee thereof, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company or the Trustee in connection therewith.

               Every replacement Note is an additional obligation of the Company.

Section 2.08.  Outstanding Notes.

               Notes outstanding at any time are all Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 2.08 as not outstanding.

               If a Note is replaced pursuant to Section 2.07 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

               If a Paying Agent holds on a Redemption Date or Maturity Date money sufficient to pay the principal of, premium, if any, and accrued interest on Notes (or portions thereof) payable on that date, then on and after that date, such Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

Section 2.09.  Temporary Notes.

               Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form, and shall carry all rights and restrictions, of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes upon surrender of such temporary Notes at the office or agency maintained pursuant to Section 2.03 hereof.

Section 2.10.  Cancellation.

               The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for transfer, exchange, payment or cancellation and, unless the Company instructs the Trustee in writing to deliver the Notes to the Company, shall dispose of such Notes in accordance with its normal practice. Subject to Section 2.07 hereof, the Company may not issue new Notes to replace Notes in respect of which it has previously paid all principal, premium and interest accrued thereon, or delivered to the Trustee for cancellation. The Trustee shall provide the Company with a list of all Notes that have been cancelled from time to time as requested in writing by the Company.

Section 2.11.  Defaulted Interest.

               If the Company defaults in a payment of principal or interest on the Notes, it shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate per annum borne by the Notes, to the extent lawful.

               If the Company defaults in a payment of interest on the Notes, on any scheduled Interest Payment Date, such interest shall cease to be payable to the Noteholders as of the Record Date applicable to such Interest Payment Date, and the Company shall pay or deposit with the Paying Agent the defaulted amounts, plus any interest payable on defaulted amounts pursuant to Section 4.01 hereof, to the persons who are Noteholders on a subsequent special record date. The Company shall fix the special record date and payment date in a manner satisfactory to the Trustee and provide the Trustee at least 20 days notice of the proposed amount of defaulted interest to be paid and the special payment date. At least 15 days before the special record date, the Company shall mail or cause to be mailed to each Noteholder at his address as it appears on the Notes register maintained by the Registrar a notice that states the special record date, the payment date (which shall be not less than five nor more than ten days after the special record date), and the amount to be paid. In lieu of the foregoing procedures, the Company may pay defaulted interest in any other lawful manner satisfactory to the Trustee.

               Notwithstanding the foregoing, any interest which is paid prior to the expiration of the 30-day period set forth in Section 6.01(b) shall be paid to Holders as of the Record Date for the Interest Payment Date for which interest has not been paid.

Section 2.12.  Deposit of Moneys; Payments.

               Prior to 10:00 A.M., London, England time, on the Business Day prior to each Interest Payment Date and on the Business Day prior to the Maturity Date, the Company shall have deposited with the Paying Agents in immediately available funds money sufficient to make all cash payments due on such Interest Payment Date or the Maturity Date, as the case may be. The principal and interest on Global Notes shall be payable to the Common Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Global Notes represented thereby. The principal and interest on Physical Notes shall be payable at the office of the Paying Agents. The Paying Agents shall pay the Company any excess cash remaining on deposit after all payments have been made with respect to a given Interest Payment Date or the Maturity Date, as the case may be. All payments made hereunder shall be in Euros.

Section 2.13.  "CUSIP", "ISIN" and "Common Code" Numbers.

               The Company in issuing the Notes shall use "CUSIP", "ISIN" and "Common Code" number(s) and the Trustee shall use the "CUSIP", "ISIN" and "Common Code" number(s) in notices of redemption or exchange as a convenience to Holders; provided that neither the Company nor the Trustee shall have any responsibility for any defect in the "CUSIP", "ISIN" or "Common Code" number that appears on any Note, check, advice or payment or redemption notice, and any such notice may state that no representation is made as to the correctness or accuracy of the "CUSIP", "ISIN" and "Common Code" number(s) printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes and any such redemption or exchange shall not be affected by any defect in or omission of such number(s). The Company shall promptly notify the Trustee of any changes in "CUSIP", "ISIN" or "Common Code" numbers.

Section 2.14.  Book-Entry Provisions for Global Notes.

               (a) The Global Notes initially shall (i) be registered in the name of the Common Depository or the nominee of such Common Depository, (ii) be delivered to the Trustee as custodian for such Common Depository and (iii) bear legends as set forth in Exhibit A. Until and including the 40th day after the Closing Date (the "Restricted Period"), book-entry interests in a Regulation S Global Note may be held only through Euroclear or Clearstream, unless transfer occurs in accordance with Section 2.15(b).

               Members of, or participants in, Euroclear or Clearstream ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Common Depository, or the Trustee as its custodian, or under the Global Note, and the Common Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Common Depository or impair, as between Euroclear or Clearstream and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

               (b) Transfers of Global Notes shall be limited to transfers in whole, but not in part, to the Common Depository, its successors or their respective nominees. Transfers of beneficial interests from one Global Note to another Global Note shall be effected by an increase or a reduction in the aggregate principal amount of Notes represented by the first Global Note and the corresponding reduction or increase in the aggregate principal amount of Notes represented by the other Global Note. Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of a beneficial interest in another Global Note will, upon transfer, cease to be a beneficial interest in such Global Note and become a beneficial interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures or conditions applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

               (c) Physical Notes shall be issued to all beneficial owners in exchange for their beneficial interests in Global Notes if (i) Euroclear and Clearstream notify the Company that they are unwilling or unable to continue as depository for any Global Note and a successor depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and (A) the Registrar has received a written request from the Common Depository to issue Physical Notes or (B) any Holder thereof so requests in connection with any action taken pursuant to Sections 6.02 or 6.07.

               (d) In connection with the transfer or exchange of Global Notes as an entirety to beneficial owners pursuant to paragraph (c), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall, upon receipt of written request of the Company in the form of an Officers' Certificate, authenticate and deliver, to each beneficial owner identified by the Common Depository in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of Physical Notes of authorized denominations.

               Upon the issuance of definitive notes, payments of interest on a definitive note will be made (1) by check drawn on a bank in London and mailed to the payee or (2) by transfer to an account maintained by the payee with a bank in London, in either case to the person in whose name such definitive note is registered on the fifteenth day before the due date for the payment of interest and payment of principal upon presentation and surrender of such definitive note at the specified office of the Paying Agent or any additional or substitute Paying Agent by a Euro-denominated check drawn on a bank in London, as the case may be.

               (e) Any Physical Note constituting a Restricted Security delivered in exchange for an interest in a Global Note pursuant to paragraph (c) or (d) shall, except as provided by paragraphs (a)(i)(x) and (c) of Section 2.15, bear the Private Placement Legend.

               (f) The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

Section 2.15.  Special Transfer Provisions.

               Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

               (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB:

                 (i) the Registrar shall register the transfer of any Note constituting a Restricted Security, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is subsequent to a date which is two years after the later of the Issue Date and the last date on which the Company or any of its Affiliates was the owner of such Note or (y) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the transferee has executed and delivered to the Company, the Trustee (with a copy to the Registrar) and the Initial Purchasers an institutional accredited investor transferee compliance letter (an "Investor Letter") substantially in the form of Exhibit E hereto and any legal opinions and certifications required thereby; and

                 (ii) upon receipt by the Registrar of (x) the certificate in substantially the form of Exhibit E and any legal opinions and certifications required by clause (y) of paragraph (i) above and (y) instructions given in accordance with the procedures of Euroclear or Clearstream, as the case may be, and the Registrar, (1) the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Note in which the transferor's beneficial interest is held in an amount equal to the principal amount of the beneficial interest in such IAI Global Note to be transferred or shall cancel any Physical Note so transferred, and (2) the Registrar shall reflect on its books and records, if necessary, a corresponding increase in the principal amount of the IAI Global Note in which the transferee's beneficial interest will be held or, if it is determined by the Company that Physical Notes must be issued, the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Physical Notes of like tenor and amount.

          (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note to a QIB (excluding transfers to Non-U.S. Persons):

                 (i) If the Note to be transferred is (A) either a U.S. Physical Note or an Offshore Physical Note prior to the expiration of the Restricted Period, the transferor must deliver to the Company and the Trustee a certificate substantially in the form of Exhibit D hereto (with a copy to the Registrar), and the transferee must advise the Company and the Trustee in writing that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (B) a beneficial interest in a Rule 144A Global

          Note, the transfer of such interest may be effected only through the book-entry system maintained by Euroclear and Clearstream.

                 (ii) If the proposed transferee is an Agent Member and the Note to be transferred consists of a U.S. Physical Note, upon receipt by the Company the Trustee and the Registrar of the documents referred to in paragraph (i) above and instructions given in accordance with the procedures of Euroclear or Clearstream, as the case may be, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Notes in an amount equal to the principal amount of the U.S. Physical Note to be transferred, and the Trustee shall cancel the U.S. Physical Note so transferred.

          (c) Transfers of Interests in the Regulation S Global Notes or Offshore Physical Note. The following provisions shall apply with respect to any transfer of interests in the Regulation S Global Notes or Offshore Physical Note:

                 (i) prior to the expiration of the Restricted Period, such transfer must comply with paragraph (a), (b) or (d) of this Section 2.15; and

                 (ii) after the expiration of such period, transfers of any such Note may be made without provision of any additional certification.

          (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Note to a Non-U.S.
     Person:

                 (i) any proposed transfer to any Non-U.S. Person of a U.S. Physical Note or an interest in a Rule 144A Global Note may be made upon receipt by the Company and the Trustee (with a copy to the Registrar) of a certificate substantially in the form of Exhibit C hereto from the proposed transferor.

                 (ii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Note, upon receipt by the Company, the Trustee and the Registrar of (A) the documents, if any, required by paragraph (i) and (B) instructions in accordance with the procedures of Euroclear or Clearstream, as the case may be, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Notes in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Notes to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the procedures of Euroclear or Clearstream, as the case may be, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Notes in an amount equal to the principal amount of the U.S. Physical Note or the Rule 144A Global Notes, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security, if any, so transferred or decrease the amount of the Rule 144A Global Notes.

          (e) Transfers between Unrestricted Global Notes. The following restrictions shall apply with respect to transfers between Unrestricted Global Notes:

                 (i) If the proposed transferor is an Agent Member holding a beneficial interest in an Unrestricted Global Note, upon receipt by the Trustee of instructions in accordance with the procedures of Euroclear or Clearstream, as the case may be, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Unrestricted Global Note in which such transferor has a beneficial interest in an amount equal to the principal amount of the beneficial interest in such Unrestricted Global Note to be transferred, and (ii) if the proposed transferee is an Agent Member, upon receipt by the Trustee of instructions given in accordance with the procedures of Euroclear or Clearstream, as the case may be, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Unrestricted Global Note in which the transferee holds a beneficial interest in an amount equal to the principal amount of the beneficial interest in the other Unrestricted Global Note to be transferred, and the Registrar shall decrease the amount of the Unrestricted Global Note in which the transferor had a beneficial interest.

                 (ii) Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and upon receipt of an authentication order in accordance with Section 2.02, the Trustee (or its agent in accordance with Section 2.02) shall authenticate one or more Unrestricted Global Notes in the form of Exhibit B-2 hereto in an aggregate principal amount equal to the aggregate principal amount of the beneficial interests in Notes tendered for acceptance by persons participating therein. Separate Unrestricted Global Notes shall be issued in respect of the exchange of Rule 144A Global Notes and Regulation S Global Notes and such separate Unrestricted Global Notes shall bear different ISIN and Common Code numbers.

          (f) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing or subject to the restrictions covered by the Private Placement Legend, the transferred or replacement Notes shall not bear or be subject to the restrictions covered by the Private Placement Legend, unless the Company believes that such transferred or replacement Notes are or will be Restricted Securities, in which case, such Notes shall bear, or be subject to the restrictions covered by, the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing or subject to the Private Placement Legend, the Registrar shall deliver only Notes that bear or are subject to the Private Placement Legend unless (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 2.15 exist, (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act (including pursuant to an Exchange Offer (as defined in the Registration Rights Agreement)).

          (g) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.14 or this Section 2.15. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

          The Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interests in any Global
Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.16.  Treasury Notes.

               In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver, consent or notice, Notes owned by the Company or any of its Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so considered. The Company shall notify the Trustee, in writing, when it or any of its Affiliates repurchases or otherwise acquires Notes, of the aggregate principal amount of such Notes so repurchased or otherwise acquired.

                                   ARTICLE 3


                                   REDEMPTION

Section 3.01.  Notices to Trustee.

               If the Company elects to redeem Notes pursuant to paragraph 7 of the Notes, at least 60 days prior to the Redemption Date or during such other period as the Trustee may agree to, the Company shall notify the Trustee in writing of the Redemption Date, the principal amount of Notes to be redeemed and the Redemption Price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained herein and in the Notes, as appropriate.

Section 3.02.  Selection of Notes To Be Redeemed.

               In the event that less than all of the Notes are to be redeemed at any time, selection of the Notes to be redeemed shall be made by the Trustee in compliance with the standard procedures of Euroclear and/or Clearstream, as the case may be, and the Luxembourg Stock Exchange on a pro rata basis, by lot or by such method as the Trustee shall deem fair and equitable; provided, however, that no Notes of a principal amount of (Euro)1,000 or less shall be redeemed in part; provided, further, that if a partial redemption is made with the proceeds of any Equity Offering, selection of the Notes or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to the procedures of the Euroclear and/or Clearstream, as the case may be, and the Luxembourg Stock Exchange), unless such method is otherwise prohibited. A new Note in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon delivery of the original Note to the Paying Agent and cancellation of the original Note. On and after the Redemption Date, interest will cease to accrue on Notes or portions thereof called for redemption as long as the Company has deposited with the Paying Agents in Euros in satisfaction of the applicable Redemption Price pursuant to this Indenture.

Section 3.03.  Notice of Redemption.

               Notice of redemption shall be mailed by first class mail at least 30 but not more than 60 calendar days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. If the Company elects to have the Trustee give notice of redemption, the Trustee shall give notice in the name of the Company and at the Company's expense; provided, however, that the Company shall furnish the Trustee all information required to be contained in the notice. As long as the Notes are listed on the Luxembourg Stock Exchange, and the rules of the Luxembourg Stock Exchange require, a notice or redemption of the Notes will be published in a Luxembourg newspaper of general circulation.

               The notice shall identify the Notes to be redeemed (including the "CUSIP", "ISIN" and "Common Code" number(s) thereof) and shall state:

               (1) the Redemption Date;

               (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

               (3) that, if any Note is being redeemed in part, the portion of the principal amount (equal to (Euro)1,000 in principal amount or any integral multiple thereof) of such Note to be redeemed and that, on and after the Redemption Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued;

               (4)  the name, address and telephone number of the Paying Agent;

               (5) that Notes called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price plus accrued interest, if any;

               (6) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price plus accrued interest to the Redemption Date upon surrender of the Notes to the Paying Agent;

               (7) the subparagraph of the Notes pursuant to which the Notes called for redemption are being redeemed; and

               (8) if fewer than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption.

Section 3.04.  Effect of Notice of Redemption.

               Once the notice of redemption described in Section 3.03 is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price, including any premium, plus accrued interest to the Redemption Date, if any. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price, including any premium, plus accrued interest to the Redemption Date, if any; pro-vided that if the Redemption Date is after a Record Date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Notes registered on the relevant Record Date.

Section 3.05.  Deposit of Redemption Price.

               On or prior to 10:00 a.m., London time, at least one Business Day prior to each Redemption Date, the Company shall have deposited with the Paying Agent in immediately available funds Euros sufficient to pay the Redemption Price of and accrued interest on all Notes to be redeemed on that date. The Paying Agent shall return to the Company any money deposited with the Paying Agent by the Company in excess of the amount necessary to pay the redemption price of an accrued interest, if any, on all Notes to be redeemed.

               On and after any Redemption Date, if Euros sufficient to pay the Redemption Price of and accrued interest on Notes called for redemption shall have been made available in accordance with the preceding paragraph, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the Redemption Price of and, subject to the first proviso in Section 3.04, accrued and unpaid interest on such Notes to the Redemption Date. If any Note called for redemption shall not be so paid, interest will continue to accrue and be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Note and any interest not paid on such unpaid principal, in each case, at the rate and in the manner provided for in Section 2.12.

Section 3.06.  Notes Redeemed in Part.

               Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate, at the expense of the Company, for a Holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07.  Redemption for Taxation Reasons.

               All payments of principal, premium (if any), and interest in respect of the Notes and of any other amounts payable pursuant to the Indenture will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Netherlands or any political subdivision or any authority thereof or therein having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Company will pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal, premium (if any), and interest and of any other amounts payable pursuant to the Indenture that would have been receivable in respect of the Notes in the absence of such withholding or deduction, except that no Additional Amounts shall be payable in relation to any payment in respect of any Note:

               (1) to, or to a third party on behalf of, a Holder who is liable for such taxes, duties, assessments, or governmental charges in respect of such Note by reason of his having some connection with the Netherlands other than the mere holding of the Note; or

               (2) in the case of payments or principal, premium (if any), or in terest in respect of the Notes made against presentation of the Note at the specified office of a Paying Agent in the Netherlands; or

               (3) in the case of payments of principal, premium (if any), or interest in respect of the Notes presented for payment more than 30 days after the date on which such payment first becomes due or, if the full amount of the money payable has not been received by the Trustee or a Paying Agent on or prior to such due date, the date on which, the full amount of such money having been so received, notice to that effect shall have been given to the Holders by the Trustee, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting such Note for payment on the final day of such period of 30 days; or

               (4) to, or to a third party on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority.

               All, but not less than all, of the Notes may be redeemed, at the option of the Company, at any time, upon giving notice to Holders as described below (which notice shall be irrevocable), at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, if the Company determines and certifies to the Trustee immediately prior to the giving of such notice that on the occasion of the next payment due in respect of the Notes the payment of Additional Amounts in respect of such Notes would become required as a result of the provisions of this clause. Prior to the giving of any notice of redemption described in this paragraph, the Company shall deliver to the Trustee an Officer's Certificate stating that the obligation to pay Additional Amounts cannot be avoided by the Company taking reasonable measures available to it, and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and the Trustee shall be entitled to accept such Certificate as sufficient evidence of the satisfaction of the conditions precedent set out above, in which event it shall be conclusive and binding on the Holders. Notice of redemption shall be given to the Holders at least 30 but not more than 60 days before the date fixed for redemption.

                                   ARTICLE 4

                                   COVENANTS

Section 4.01.  Payment of Notes.

               The Company shall pay the principal of and interest (including all Additional Interest as provided in the Registration Rights Agreement) on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds, for the benefit of the Holders, on that date Euros designated for and sufficient to pay such installment in full and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture.

               The Company shall pay interest on overdue principal and interest on overdue interest, to the extent lawful as provided for in
Section 2.11.

Section 4.02.  Provision of Financial Statements and Other Information.

          (a) The Company will file with the Commission all information, documents and reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act and will provide the Trustee and the Noteholders with copies of all such information, documents and reports within 15 days of filing thereof with the Commission; provided that if the Company is not required to file such information, documents or reports with the Commission, it will nonetheless continue to furnish such information, documents and reports required to be filed by a company subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act to the Trustee and the Noteholders within 15 days of the date on which filing with the Commission would have been otherwise required. The Company shall also comply with the provisions of TIA (S) 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

               (b) The Company will, upon request, provide to any Holder or any prospective transferee of any such Holder any information concerning the Company (including financial statements) necessary in order to permit such Holder to sell or transfer Notes in compliance with Rule 144 and Rule 144A under the Securities Act.

Section 4.03.  Waiver of Stay, Extension or Usury Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.04.  Compliance Certificate; Notice of Default; Tax Information.

               (a) The Company shall deliver to the Trustee, within 90 days after the end of the Company's fiscal year an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of each of the Company) stating that a review of the activities of the Company and its Subsidiaries during such fiscal year has been made under the supervision of the signing Officers with a view to determining whether a Default or Event of Default has occurred, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge no Default or Event of Default has occurred, listing all Restricted Payments for such year, and if a Default or Event of Default shall have occurred, describing all or such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

               (b)  [Intentionally Omitted]

               (c) The annual financial statements delivered pursuant to
Section 4.02 shall be accompanied by a written report addressed to the Trustee of the Company's independent accountants (who shall be a firm of established international reputation) that in conducting their audit of such financial statements nothing has come to their attention that would lead them to believe that a Default or Event of Default has occurred under this Indenture insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

               (d) (i) If any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed default under this indenture of the Notes, the Company shall deliver to the Trustee, at its address set forth in Section 13.02 hereof, by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such Default or Event of Default, notice or other action, the status thereof and what action the Company is taking or proposes to take within five Business Days of its becoming aware of such occurrence.

               (e) The Company shall calculate and deliver to the Trustee all original issue discount information to be reported by the Trustee to Holders as required by applicable law.

Section 4.05.  Payment of Taxes and Other Claims.

               The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Restricted Subsidiaries or properties of it or any of its Restricted Subsidiaries and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings for which adequate reserves, to the extent required under GAAP, have been taken.

Section 4.06.  Corporate Existence.

               Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or limited liability company or other existence of each Restricted Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Restricted Subsidiary and the material rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries except where the failure to preserve and keep in full force and effect any such rights, licenses and franchise shall not have a material adverse effect on the financial condition, business, operations or prospects of the Company and its Subsidiaries taken as a whole; and provided that the Company shall not be required to preserve any such right, license or franchise, or the corporate, limited liability company, partnership or other existence of any of the Restricted Subsidiaries, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.07.  Maintenance of Office or Agency.

               The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, in London, England and, so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such stock exchange require, in Luxembourg where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 13.02.

               The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of such designation or rescission and of any change in the location of any such other office or agency.

               The Company hereby initially designates the Corporate Trust Offices of the Trustee set forth in Section 13.02 as such office of the Company in the Borough of Manhattan, The City of New York and in London, England and the office of the Luxembourg Paying Agent set forth in Section 13.02 as such office of the Company in Luxembourg.

Section 4.08.  Compliance with Laws.

               The Company shall comply, and shall cause each of its Restricted Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America and all other sovereign nations, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as would not in the aggregate have a material adverse effect on the financial condition or results of operations of the Company and its Restricted Subsidiaries taken as a whole.

Section 4.09.  Maintenance of Properties and Insurance.

               (a) Subject to Article 5 hereof, the Company shall cause all material properties owned by or leased by it or any of its Restricted Subsidiaries used or useful to the conduct of the Company's business or the business of any of its Restricted Subsidiaries to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in its judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.09 shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Company or of the Board of Directors of the Restricted Subsidiary of the Company concerned, or of an officer (or other agent employed by the Company or of any Restricted Subsidiary) of the Company or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Restricted Subsidiary of the Company.

               (b) The Company shall maintain, and shall cause the Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as, in the reasonable judgment of the Company, may be necessary.

Section 4.10.  Limitation on Additional Indebtedness.

               (A) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, incur (as defined) any Indebtedness (including Acquired Indebtedness); provided that the Company or any of Restricted Subsidiaries may incur Indebtedness (including Acquired Indebtedness) if after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Company's Consolidated Fixed Charge Coverage Ratio is at least 2.5 to 1.

               (B) Notwithstanding the foregoing clause (A), the Company and its Restricted Subsidiaries may incur Permitted Indebtedness; provided that the Company will not incur any Permitted Indebtedness that ranks junior in right of payment to the Notes that has a maturity or mandatory sinking fund payment prior to the maturity of the Notes. Notwithstanding any other provision of this
Section 4.10, (i) the maximum amount of Indebtedness that the Company or a Restricted Subsidiary may incur pursuant to this covenant shall not be deemed to be exceeded, with respect to any outstanding Indebtedness, due solely to the result of fluctuations in the exchange rates of currencies and (ii) in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness or is otherwise entitled to be incurred pursuant to this Section 4.10, the Company may, in its sole discretion, classify (or reclassify) such item of Indebtedness in any manner that complies with this
Section 4.10 and such items of Indebtedness will be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph hereof. Accrual of interest, accretion or amortization of original issue discount, and the payment of interest in the form of additional Indebtedness, will not be deemed to be an incurrence of Indebtedness for purposes of this
Section 4.10 and accruals of mandatory dividends or the payment of mandatory dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed an issuance of Disqualified Capital Stock for purposes of this Section 4.10.

Section 4.11.  Limitation on Restricted Payments.

               (A) The Company will not make, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make, any Restricted Payment, unless:

               (1) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

               (2) immediately after giving pro forma effect to such Restricted Payment, the Company could incur (Euro)1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 4.10 of this Indenture; and

               (3) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of

                    (a) 50% of the Company's Cumulative Consolidated Net Income (or minus 100% of any cumulative deficit in Consolidated Net Income during such period), provided that for purposes of this Section 4.10 the Company's Cumulative Consolidated Net Income shall include the net income (loss) of PalEx from January 1, 2000,

                    (b) 100% of the aggregate Net Proceeds received by the Company from the issue or sale after the Issue Date of Capital Stock (other than any Disqualified Capital Stock or Capital Stock of the Company issued to any Subsidiary of the Company) of the Company or any In-debtedness or other securities of the Company convertible into or exercisable or exchangeable for Capital Stock (other than Disqualified) of the Company which have been so converted, exercised or exchanged, as the case may be,

                    (c)  without duplication of any amounts included in clause
               (3)(b) above, 100% of the aggregate Net Proceeds received by the Company from any equity contribution from a holder of the Company's Capital Stock, excluding, in the case of clauses (3)(b) and (c), any Net Proceeds from a Equity Offering to the extent used to redeem the Notes, and

                    (d)  without duplication, the sum of

                         (i) the aggregate amount returned in cash on or with respect to Investments (other than Permitted Investments) made subsequent to the Issue Date whether through interest payments, principal payments, dividends or other distributions,

                         (ii) the net proceeds received by the Company or any
                    of its Restricted Subsidiaries from the disposition, retirement or redemption of all or any portion of such Investments (other than to a Subsidiary of the Company), and

                         (iii)  upon redesignation of an Unrestricted
                    Subsidiary as a Restricted Subsidiary, the fair market value of the net assets of such Subsidiary;

               provided, however, that the sum of clauses (i), (ii) and (iii) above shall not exceed the aggregate amount of all such Investments made subsequent to the Issue Date.

               For purposes of determining under clause (3) above, the amount expended for Restricted Payments, cash distributed shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value.

               (B) The provisions of this Section 4.11 shall not prohibit:

               (1) the payment of any distribution within 60 days after the date of declaration thereof, if at such date of declaration such payment would comply with the provisions of this Indenture;

               (2) the repurchase, redemption or other acquisition or retirement of any shares of Capital Stock of the Company or Indebtedness subordinated to the Notes by conversion into, or by or in exchange for, shares of Capital Stock of the Company (other than Disqualified Capital Stock), or out of the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other shares of Capital Stock of the Company (other than Disqualified Capital Stock);

               (3) the redemption or retirement of Indebtedness of the Company subordinated to the Notes in exchange for, by conversion into, or out of the Net Proceeds of a substantially concurrent sale or incurrence of, Indebtedness of the Company (other than any Indebtedness owed to a Subsidiary) that is Refinancing Indebtedness;

               (4) the retirement of any shares of Disqualified Capital Stock of the Company by conversion into, or by exchange for, shares of Disqualified Capital Stock of the Company, or out of the Net

     Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other shares of Disqualified Capital Stock of the Company;

               (5)  payments made to effect the Transactions;

               (6) repurchases by the Company of Capital Stock (other than Disqualified Capital Stock) (or options therefor) of the Company from directors, officers, or employees of the Company or any of its Restricted Subsidiaries or their authorized representatives upon the death, disability, termination of employment of such officers or employees, in an aggregate amount not to exceed, in any calendar year, (Euro)1.0 million;

               (7) loans and advances to officers and other employees of the Company or any of its Restricted Subsidiaries for the exercise of stock options in any amount not to exceed (Euro)1.0 million at any one time outstanding;

               (8) the exchange by the Company of the SMG Exchangeable Shares for cash and/or Capital Stock of the Company (other than Disqualified Capital Stock of the Company) as elected by a holder of SMG Exchangeable Shares on or before the Issue Date; and

               (9) other Restricted Payments in an aggregate amount since the Issue Date not to exceed (Euro)2.0 million.

               In calculating the aggregate amount of Restricted Payments made subsequent to the Issue Date for purposes of clause (3) of the first paragraph above, amounts expended pursuant to clause (1) of the immediately preceding paragraph shall be included in such calculation.

               (C) For purposes of determining compliance with this Section 4.11, in the event that a Restricted Payment meets the criteria of more than one of the types of Restricted Payments described in the above clauses, the Company, in its sole discretion, may order and classify, and from time to time may reclassify, such Restricted Payment if it would have been permitted at the time such Restricted Payment was made and at the time of such reclassification.

Section 4.12.  Limitation on Other Senior Subordinated Indebtedness.

               The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, incur, contingently or otherwise, any Indebtedness (other than the Notes and the Guarantees, as the case may be) that is both (i) subordinated in right of payment to any Senior Debt of the Company or any of its Restricted Subsidiaries, as the case may be, and (ii) senior in right of payment to the Notes and the Guarantees, as the case may be. For purposes of this Section 4.12, Indebtedness is deemed to be senior in right of payment to the Notes or the Guarantees, as the case may be, if it is not explicitly subordinated in right of payment to Senior Debt at least to the same extent as the Notes and the Guarantees, as the case may be, are subordinated to such Senior Debt.

Section 4.13.  Limitation on Certain Asset Sales.

               (A) The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

               (1) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such sale or other disposition at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Board of Directors of the Company, and evidenced by a Board Resolution);

               (2) not less than 75% of the consideration received by the Company or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents other than in the case where the Company or such Restricted Subsidiary is undertaking a Permitted Asset Swap; and

               (3) the Asset Sale Proceeds received by the Company or such Restricted Subsidiary are applied

                    (a) to the extent the Company or any such Restricted Subsidiary, as the case may be, elects, or is required, to prepay, repay or purchase Indebtedness under any then existing Senior Debt of the Company or any such Restricted Subsidiary within 360 days following the receipt of the Asset Sale Proceeds from any Asset Sale; provided that any such repayment shall result in a permanent reduction of the commitments thereunder in an amount equal to the principal amount so repaid,

                    (b) to the extent the Company elects, to an investment in assets (including Capital Stock or other securities purchased in connection with the acquisition of Capital Stock or property of another Person) used or useful in its Business; provided that such investment occurs or the Company or any such Restricted Subsidiary enters into contractual commitments to make such investment, subject only to customary conditions, within 270 days following receipt of such Asset Sale Proceeds (provided that such investment shall in any event be consummated no later than 90 days following such 270th day), and

                    (c) if on such 360th day in the case of clauses (3)(a) or the 270th day in the case of clause (3)(b) (or on such 90th day in the case of the proviso to clause (3)(b)) with respect to any Asset Sale, the Available Asset Sale Proceeds exceed (Euro)10 million, the Company shall apply an amount equal to the Available Asset Sale Proceeds to an offer to repurchase the Notes, at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the purchase date (an "Excess Proceeds Offer").

               Notwithstanding the foregoing, in the event that a Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary dividends or distributes to all of its stockholders on a pro rata basis any proceeds of an Asset Sale to the Company or another Restricted Subsidiary, the Company or such Restricted Subsidiary need only apply its share of such proceeds in accordance with the preceding clauses (a), (b) and (c).

               If an Excess Proceeds Offer is not fully subscribed, the Company may retain the portion of the Available Asset Sale Proceeds not required to repurchase Notes.

               (B) If the Company is required to make an Excess Proceeds Offer, the Company shall mail, within 30 days following the date specified in clause
(3)(c) above, a notice to the holders. Such notice shall be sent by first-class mail, postage prepaid, to the Trustee and to each Noteholder, at the address appearing in the register maintained by the Registrar of the Notes, and shall state:

               (1) that the Excess Proceeds Offer is being made pursuant to this Section 4.13;

               (2) that such Holders have the right to require the Company to apply the Available Asset Sale Proceeds to repurchase such Notes at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the purchase date which shall be no earlier than 30 days and not later than 60 days from the date such notice is mailed (the "Excess Proceeds Payment Date");

               (3) that any Note not tendered or accepted for payment will continue to accrue interest;

               (4) that any Notes accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest after the Excess Proceeds Payment Date;

               (5) that Holders accepting the offer to have their Notes purchased pursuant to an Excess Proceeds Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Excess Proceeds Payment Date;

               (6) that Holders will be entitled to withdraw their acceptance of the Excess Proceeds Offer if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Excess Proceeds Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes purchased;

               (7) that if the aggregate principal amount of Notes surrendered by Holders exceeds the amount of Excess Proceeds, Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of
     (Euro)1,000 or integral multiples thereof, shall be purchased);

               (8) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, provided that each Note purchased and each such new Note issued shall be in an original principal amount in minimum denominations of (Euro)50,000 and in increments of (Euro)1,000 above (Euro)50,000;

               (9) the calculations used in determining the amount of Available Asset Sale Proceeds to be applied to the purchase of such Notes;

               (10) any other procedures that a Holder must follow to accept an Excess Proceeds Offer or effect withdrawal of such acceptance; and

               (11) the name and address of the Paying Agent.

               On the Excess Proceeds Payment Date, the Company shall, to the extent lawful, (1) accept for payment, on a pro rata basis to the extent necessary, Notes or portions thereof tendered pursuant to the Excess Proceeds Offer, (2) deposit with the Paying Agent Euros sufficient to pay the purchase price plus accrued and unpaid interest, if any, on the Notes to be purchased or portions thereof, (3) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 4.13. The Paying Agent shall promptly mail to each Holder so accepted payment in an amount equal to the purchase price for such

Notes, and the Company shall execute and issue, and the Trustee shall promptly authenticate and make available for delivery to such Holder, a new Note equal in principal amount to any unpurchased portion of the Notes surrendered; provided that each such new Note shall be issued in an original principal amount in minimum denominations of (Euro)50,000 and in increments of (Euro)1,000 above
(Euro)50,000. The Company will publicly announce the results of the Excess Proceeds Offer on the Excess Proceeds Payment Date.

               (C) In the event of the transfer of substantially all of the property and assets of the Company and its Restricted Subsidiaries as an entirety to a Person in a transaction permitted under Section 5.01 of this Indenture, the successor Person shall be deemed to have sold the properties and assets of the Company and its Restricted Subsidiaries not so transferred for purposes of this Section 4.13, and shall comply with the provisions set forth in clauses 3(a), 3(b) and 3(c) of this Section 4.13 with respect to such deemed sale as if it were an Asset Sale.

               (D) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to an Excess Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.13, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 4.13 by virtue thereof.

Section 4.14.  Limitation on Transactions with Affiliates.

               (A) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate (each an "Affiliate Transaction") unless:

               (1) such Affiliate Transaction is between or among the Company and its Restricted Subsidiaries; or

               (2) the terms of such Affiliate Transaction are fair and reasonable to the Company or such Restricted Subsidiary, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Company or such Restricted Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties.

               In any Affiliate Transaction (or any series of related Affiliate Transactions that are similar or part of a common plan) involving an amount or having a fair market value in excess of (Euro)2,000,000 that is not permitted under clause (1) above, the Company must obtain a resolution of the Board of Directors of the Company certifying that such Affiliate Transaction complies with clause (2) above. In any Affiliate Transaction (or any series of related Affiliate Transactions which are similar or part of a common plan) involving an amount or having a fair market value in excess of (Euro)5,000,000 that is not permitted under clause (1) above, the Company must obtain a favorable written opinion as to the fairness of such transaction or transactions, as the case may be, from an Independent Financial Advisor.

               (B) The foregoing provisions will not apply to:

               (1) reasonable fees and compensation and customary expense reimbursement paid to, and indemnity provided on behalf of, officers, directors, employees, or consultants of the Company or any

     Restricted Subsidiary of the Company as determined in good faith by the Company's board of directors or senior management;

               (2) any agreement as in effect as of the Issue Date (including, without limitation, any agreement entered into on the Issue Date in connection with the Transactions) or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the holders in any material respect than the original agreement as in effect on the Issue Date;

               (3) loans and advances to employees or officers of the Company and its Restricted Subsidiaries permitted by clause (3) of the definition of "Permitted Investments";

               (4)  Restricted Payments permitted by the Indenture;

               (5) transactions with Affiliates solely in their capacity as holders of Indebtedness or Capital Stock of the Company or any of its Subsidiaries, so long as such Affiliates are treated no more favorably than holders of such Indebtedness or Capital Stock generally; or

               (6) transactions with a Receivables Subsidiary in connection with Permitted Receivables Financing.

Section 4.15.  Limitations on Liens.

          The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur or otherwise cause or suffer to exist or become effective any Liens of any kind securing Indebtedness other than Senior Debt upon any property or asset of the Company or any of its Restricted Subsidiaries or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary of the Company which owns property or assets, now owned or hereafter acquired, unless:

               (1) if such Lien secures Indebtedness which is subordinated to the Notes, any such Lien shall be subordinated to the Lien granted to the holders of the Notes to the same extent as such Indebtedness is subordinated to the Notes; and

               (2) in all other cases, the Notes are equally and ratably secured, except for

                    (a) Liens existing as of the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date,

                    (b) Liens of the Company or a Wholly Owned Restricted Subsidiary of the Company on assets of any Restricted Subsidiary,

                    (c) Liens securing Refinancing Indebtedness that is incurred to Refinance any Indebtedness that has been secured by a Lien permitted under the Indenture and that has been incurred in accordance with the provisions of the Indenture, provided, however, that such Liens: (i) are no less favorable to the Holders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness as being Refinanced; and (ii)
              do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries not securing the Indebtedness so Refinanced, and

                    (d)  Permitted Liens.

Section 4.16.  Limitations on Investments.

               The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Investment other than:

               (1)  a Permitted Investment; or

               (2) an Investment that is made after the Issue Date as a Restricted Payment in compliance with Section 4.11.

Section 4.17.  Change of Control Offer.

               (A) Upon the occurrence of a Change of Control, the Company shall be obligated to make an offer to purchase (the "Change of Control Offer") each Holder's outstanding Notes at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Payment Date (as defined) in accordance with the procedures set forth below.

               (B) Within 30 days of the occurrence of a Change of Control, the Company shall send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Notes, at the address appearing in the register maintained by the Registrar of the Notes and so long as the Notes are listed on the Luxembourg Stock Exchange, and the rules of the Luxembourg Stock Exchange require, publish in a Luxembourg newspaper of general circulation, a notice stating:

               (1) that the Change of Control Offer is being made pursuant to this Section 4.17 and that all Notes tendered will be accepted for payment;

               (2) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"));

               (3)  that any Note not tendered will continue to accrue interest;

               (4) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

               (5) that Holders accepting the offer to have their Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

               (6) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes delivered for purchase, and a statement that such holder is withdrawing his election to have such Notes purchased;

               (7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered;

               (8) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

               (9)  the name and address of the Paying Agent.

               On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent Euros sufficient to pay the purchase price of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each Holder of Notes so accepted payment in an amount equal to the purchase price for such Notes, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holder, a new Note equal in principal amount to any unpurchased portion of the Notes surrendered; provided that each such new Note shall be issued in an original principal amount in minimum denominations of (Euro)50,000 and in increments of (Euro)1,000 above
(Euro)50,000.

               (C) If the New Senior Credit Facility is in effect, or any amounts are owing thereunder or in respect thereof, at the time of the occurrence of a Change of Control, prior to the mailing of the notice to Holders described in the second preceding paragraph, the Company covenants to:

               (1) repay in full all obligations and terminate all commitments under or in respect of the New Senior Credit Facility and all other Senior Debt the terms of which require repayment upon a Change of Control or offer to repay in full all obligations and terminate all commitments under or in respect of the New Senior Credit Facility and all such Senior Debt and repay the Indebtedness owed to each such lender who has accepted such offer; or

               (2) obtain the requisite consents under the New Senior Credit Facility and all such other Senior Debt to permit the repurchase of the Notes as described above.

               The Company must first comply with the covenant described in the preceding sentence before it shall be required to purchase Notes in the event of a Change of Control; provided that, notwithstanding the foregoing, the Company's failure to consummate a Change of Control Offer in accordance with the provisions of this Section 4.17 due to the covenant described in the immediately preceding sentence shall constitute an Event of Default described in clause (c) under Section 6.01 after the notice required by such clause. As a result of the foregoing, a holder of the Notes may not be able to compel the Company to purchase the Notes unless the Company is able at the time to refinance all of the obligations under or in respect of the New Senior Credit Facility and all such other Senior Debt or obtain requisite consents under the New Senior Credit Facility and all such other Senior Debt.

               (D) (1) If the Company or any Restricted Subsidiary thereof has issued any outstanding (a) Indebtedness that is subordinated in right of payment to the Notes or (b) Preferred Stock, and the Company or such Restricted Subsidiary is required to make a Change of Control Offer or to make a distribution with respect to such subordinated Indebtedness or Preferred Stock in the event of a Change of Control, the Company shall not consummate any such offer or distribution with respect to such subordinated Indebtedness or Preferred Stock until such time as the Company shall have paid the Change of Control Purchase Price in full to the Holders of Notes that have accepted the Company's Change of Control Offer and shall otherwise have consummated the Change of Control Offer made to Holders of the Notes and (2) the Company will not issue Indebtedness that is subordinated in right of payment to the Notes or Preferred Stock with change of control provisions requiring the payment of such Indebtedness or Preferred Stock prior to the payment of the Notes tendered pursuant to a Change of Control Offer in the event of a Change in Control under this Indenture.

               (E) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.17, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 4.17 by virtue thereof.

Section 4.18. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

               The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to:

               (1) pay dividends or make any other distributions to the Company or any Restricted Subsidiary of the Company

                    (a)  on its Capital Stock, or

                    (b) with respect to any other interest or participation in, or measured by, its profits, or

               (2) repay any Indebtedness or any other obligation owed to the Company or any Restricted Subsidiary of the Company,

               (3) make loans or advances or capital contributions to the Company or any of its Restricted Subsidiaries or

               (4) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries,

except for such encumbrances or restrictions existing under or by reason of:

               (1) encumbrances or restrictions existing on the Issue Date to the extent and in the manner such encumbrances and restrictions are in effect on the Issue Date,

               (2)  the Indenture, the Notes and the Guarantees,

               (3)  applicable law,

               (4) contracts to which any Person who is acquired in accordance with the terms of this Indenture is a party, including any instrument governing Acquired Indebtedness or Capital Stock, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person (including any Subsidiary of the Person), so acquired,

               (5) customary non-assignment provisions in leases or other agreements entered in the ordinary course of business and consistent with past practices,

               (6) Refinancing Indebtedness; provided that such restrictions are no more restrictive than those contained in the agreements governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded,

               (7) customary restrictions in Capitalized Lease Obligations, security agreements or mortgages securing Indebtedness of the Company or a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such Capitalized Lease Obligations, security agreements and mortgages,

               (8) customary restrictions with respect to a Restricted Subsidiary of the Company pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary,

               (9) contracts entered into in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary,

               (10) restrictions on cash or other deposits or net worth imposed by customers under contracts (not evidencing or relating to Indebtedness) entered into the ordinary course of business,

               (11) customary provisions in joint venture agreements and other similar agreements (in each case relating solely to the respective joint venture or similar entity or the equity interests therein) entered into in the ordinary course of business,

               (12) customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Company or any Restricted Subsidiary, or

               (13) with respect to a Receivables Subsidiary, an agreement relating to Indebtedness of such Receivables Subsidiary which is permitted under Section 4.10 or pursuant to an agreement relating to a Permitted Receivables Financing by such Receivables Subsidiary.

Section 4.19.  Limitation on Preferred Stock of Restricted Subsidiaries.

               The Company will not permit any of its Restricted Subsidiaries that are not Guarantors to issue any Preferred Stock (except Preferred Stock issued to the Company or a Wholly Owned Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company) to hold any such Preferred Stock unless such Restricted Subsidiary would be entitled to incur or assume Indebtedness under
Section 4.10 (other than Permitted Indebtedness) in the aggregate principal amount equal to the aggregate liquidation value as of the date of issuance thereof of the Preferred Stock to be issued.

Section 4.20.  Limitation on Creation of Subsidiaries.

               The Company will not create or acquire, and will not permit any of its Restricted Subsidiaries to create or acquire, any Subsidiary other than:

               (1)  a Restricted Subsidiary existing as of the Issue Date;

               (2) a Restricted Subsidiary that is acquired or created after the Issue Date; provided, however, that each Restricted Subsidiary other than an Immaterial Subsidiary acquired or created pursuant to this clause
     (2) shall have executed a guarantee, pursuant to which such Restricted Subsidiary will become a Guarantor; provided, further, in the event the Company or any of its Restricted Subsidiaries incurs Acquired Indebtedness (assuming such incurrence is in accordance with Section 4.10) as a result of the acquisition of a Restricted Subsidiary and as long as the terms of such Acquired Indebtedness prohibit the Guarantee of the Notes by such newly-acquired Restricted Subsidiary or such newly-acquired Restricted Subsidiary would be in breach or default of the terms of the Acquired Indebtedness as a result of such Guarantee, such Restricted Subsidiary will not be required to execute a Guarantee; provided that, until such Restricted Subsidiary executes and delivers a Guarantee in accordance with this Section 4.20, (a) none of the Company or any other Restricted Subsidiary of the Company will transfer any assets (other than in the ordinary course of business) to such newly-acquired Restricted Subsidiary,
     (b) such newly-acquired Restricted Subsidiary will not transfer such Acquired Indebtedness to the Company or any other Restricted Subsidiary and
     (c) neither the Company nor any Restricted Subsidiary of the Company shall provide any guarantee of, or similar credit support for, or otherwise become directly or indirectly liable for any Indebtedness of such newly-acquired Restricted Subsidiary; or

               (3)  an Unrestricted Subsidiary.

Section 4.21.  Limitation on Sale and Lease-Back Transactions.

          The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale and Lease-Back Transaction unless:

               (1) the consideration received in such Sale and Lease-Back Transaction is at least equal to the fair market value of the property sold, as determined in good faith by the board of directors of the Company and evidenced by a board resolution; and

               (2) the Company could incur the Attributable Indebtedness in respect of such Sale and Lease-Back Transaction in compliance with
     Section 4.10.

Section 4.22.  Payments for Consent.

               The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all holders of the Notes that so consent, waive, or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE 5

                             SUCCESSOR CORPORATION

Section 5.01.  Limitation on Consolidation, Merger and Sale of Assets.

               The Company will not and will not permit any of its Restricted Subsidiaries to consolidate with, merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company and its Restricted Subsidiaries (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person unless:

               (1) the Company or such Restricted Subsidiary, as the case may be, shall be the continuing Person, or the Person (if other than the Company or such Restricted Subsidiary) formed by such consolidation or into which the Company or such Restricted Subsidiary, as the case may be, is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, are sold, assigned, transferred, leased, conveyed or otherwise disposed of (the "Successor Person") shall be a corporation organized and existing under the laws of any member state of the European Union, Switzerland, or any state of the United States of America or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company or such Restricted Subsidiary, as the case may be, under the Indenture, the Notes and the Guarantees, and the obligations thereunder shall remain in full force and effect;

               (2) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

               (3) immediately after giving effect to such transaction on a pro forma basis the Company or such Person could incur at least (Euro)1.00 of additional Indebtedness (other than Permitted Indebtedness) under
     Section 4.10; provided that a Guarantor may merge into the Company or another Person that is a Guarantor without complying with this clause (3).

               In connection with any consolidation, merger or transfer of assets contemplated by this Section 5.01, the Successor Person shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this Section 5.01 and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with and that this Indenture constitutes a legal, valid and binding obligation of such Successor Corporation and such other information as the Trustee may reasonable request.

               For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 5.02.  Successor Person Substituted.

               Upon any consolidation, merger, conveyance or any transfer of all or substantially all of the assets of the Company in accordance with Section
5.01 above, the successor entity formed by such consolidation or into which the Company or any such Restricted Subsidiary is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Restricted Subsidiary, as the case may be, under this Indenture with the same effect as if such successor entity had been named as the Company or such Restricted Subsidiary, as the case may be herein, and thereafter the predecessor entity shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.

               An "Event of Default" occurs if:

               (a) there is a default in the payment of any principal of, or premium, if any, on the Notes when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise (whether or not such payment is prohibited by the provisions of Article 12 hereof);

               (b) there is a default in the payment of any interest on any Note when the same becomes due and payable and the default continues for a period of 30 calendar days (whether or not such payment is prohibited by the provisions of Article 12 hereof);

               (c) there is a default by the Company or any Restricted Subsidiary in the observance or performance of any other covenant in the Notes or this Indenture for 30 calendar days after written notice from the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding (except in the case of a default with respect to Sections 4.17 or 5.01 which shall constitute an Event of Default with such notice requirement but without such passage of time requirement);

               (d) there is a failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates (Euro)10.0 million or more at any time;

               (e) any final judgment or judgments (not covered by insurance) which can no longer be appealed for the payment of money in excess of
     (Euro)10,000,000 shall be rendered against the Company or any Restricted Subsidiary thereof, and shall not be discharged for any period of 60 consecutive calendar days during which a stay of enforcement shall not be in effect;

               (f) the Company or any Significant Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                    (A)  commences a voluntary case,

                    (B) consents to the entry of an order for relief against
               it in an involuntary case,

                    (C) consents to the appointment of a Custodian of it or
               for all or substantially all of its Property,

                    (D) makes a general assignment for the benefit of its
               creditors,

                    (E) generally is not able to pay its debts as they become
               due, or

                    (F) takes any corporate action to authorize or effect any
               of the foregoing;

               (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (A) is for relief against the Company or any Significant
               Restricted Subsidiary in an involuntary case,

                    (B) appoints a Custodian of the Company or any Significant
               Restricted Subsidiary or for all or substantially all of the Property of the Company or any Significant Restricted Subsidiary, or

                    (C) orders the liquidation of the Company or any Significant
               Restricted Subsidiary,

     and the order or decree remains unstayed and in effect for 60 days; and

               (h) any Guarantee of a Guarantor that is a Significant Restricted Subsidiary ceases to be in full force and effect or any Guarantee of a Guarantor that is a Significant Restricted Subsidiary is declared to be null and void and unenforceable or any Guarantee of a Guarantor that is a Significant Restricted Subsidiary is found to be invalid or any of the Guarantors that is a Significant Restricted Subsidiary denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of this Indenture).

          The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Section 6.02.  Acceleration.

          If an Event of Default (other than an Event of Default of the type described in Section 6.01(f) or (g)) shall have occurred and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration and the same shall become immediately due and payable; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of outstanding Notes may rescind and annul such acceleration if:

        (1) all Events of Default, other than nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived;

        (2) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;

        (3) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

        (4) in the event of the cure or waiver of an Event of Default of the type described in Section 6.01(f) or (g) above, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived.

No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default of the type described in Section 6.01(f) or (g) above shall occur, the principal, premium and interest amount with respect to all of the Notes shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Noteholders.

Section 6.03.  Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture and may take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

Section 6.04.  Waiver of Existing Defaults and Events of Default.

          Subject to Sections 2.16, 6.02, 6.07 and 8.02 hereof, the Holders of a majority in principal amount of the Notes then outstanding have the right to waive existing Defaults under or in compliance with any provision of this Indenture or the Notes except a continuing Default in the payment of the principal of, or interest or premium, if any, on any Note as specified in clauses (a) and (b) of Section 6.01 or in respect of a covenant or a provision which cannot be modified or amended without the consent of all Holders as provided for in Section 8.02. The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Notes, respectively. This paragraph of this Section 6.04 shall be in lieu of (S) 316(a)(1)(B) of the TIA and such (S) 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

          Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Section 6.05.  Control by Majority.

          Subject to Section 2.16, the Holders of a majority in principal amount of the outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee by this Indenture. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in its reasonable judgment may be unduly prejudicial to the rights of another Noteholder not taking part in such direction, and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by a Trust Officer, determine that the proceedings so directed may involve it in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section 6.05 shall be in lieu of
(S) 316(a)(1)(A) of the TIA, and such (S) 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

Section 6.06.  Limitation on Suits.

          Subject to Section 6.07 below, no Holder has any right to institute any proceeding with respect to this Indenture or any remedy hereunder unless:

        (1) the Holder gives the Trustee written notice of a continuing Event of Default;

        (2) the holders of at least 25% in aggregate principal amount of the outstanding Notes make a written request to the Trustee to pursue the remedy;

        (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense which may be incurred in compliance with such request;

        (4) the Trustee fails to institute such proceeding within 60 calendar days after receipt of such notice and the offer of indemnity; and

        (5) the Trustee has not received directions inconsistent with such written request during such 60-day period by the holders of a majority in aggregate principal amount of the outstanding Notes.

          Notwithstanding the foregoing, such limitations do not apply to a suit instituted on such Note on or after the respective due dates expressed in such Note.

          A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 6.07.  Rights of Holders To Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, or premium, if any, or accrued interest of any Note held by such Holder on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional (subject to the terms of this Indenture) and shall not be impaired or affected without the consent of the Holder.

Section 6.08.  Collection Suit by Trustee.

          If an Event of Default in payment of principal, premium or interest specified in Section 6.01(a), (b) or (c) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of unpaid principal, premium and accrued interest remaining unpaid, together with, to the extent that payment of such interest is lawful, interest on overdue principal and interest on overdue installments of interest, in each case at the rate set forth in Section 4.01, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.  Trustee May File Proofs of Claim.

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceedings.

Section 6.10.  Priorities.

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          FIRST:  to the Trustee for amounts due under Section 7.07 hereof;

          SECOND: if the Holders are forced to proceed against the Company or any Guarantor directly without the Trustee, to Holders for their collection costs;

          THIRD: to Noteholders for amounts due and unpaid on the Notes for principal, premium, if any, and interest as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes; and

          FOURTH: to the Company or, to the extent the Trustee collects any amounts from any Guarantor, to such Guarantor.

          The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Noteholders pursuant to this
Section 6.10.

Section 6.11.  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in principal amount of the Notes then outstanding.

                                   ARTICLE 7

                                    TRUSTEE

Section 7.01.  Duties of Trustee.

          (a) If an Event of Default actually known to a Trust Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise under the circumstances in the conduct of such Person's own affairs.

          (b) Except during the continuance of an Event of Default actually known to a Trust Officer of the Trustee:

        (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

        (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (A) This paragraph does not limit the effect of paragraph (b) of this
     Section 7.01.

          (B) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (C) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.02, 6.04 and 6.05 hereof.

          (D) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers if it has reasonable grounds to believe that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

          (d) Whether or not expressly so provided, paragraphs (a), (b) and (c) of this Section 7.01 shall govern every provision of this Indenture that in any way relates to the Trustee.

          (e) The Trustee is not under any obligation to exercise any of its rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee indemnity or security satisfactory to it in its reasonable discretion against any loss, liability, expense or fee.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law or as otherwise agreed to by the Trustee and the Company.

Section 7.02.  Rights of Trustee.

          (1) The Trustee may conclusively rely on any document believed by it in good faith to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting with respect to any matters contemplated by this Indenture or the Notes it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of Section 13.05 hereof. The Trustee shall be fully protected and shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

          (3) The Trustee may act through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers under this Indenture.

          (5) Before the Trustee acts or refrains from acting with respect to any matters contemplated by this Indenture or the Notes, the Trustee may consult with counsel of its selection, and the advice or opinion of such counsel, accountant, appraiser or other expert adviser whether retained or employed by the Company or the Trustee shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.

          (6) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine in good faith to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (7) In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of specific written investment direction.

          (8) The rights, privileges, immunities and protections afforded to the Trustee pursuant to this Indenture (including, without limitation, the right to be indemnified) shall also be afforded to the Trustee in each of its capacities hereunder and each Paying Agent, Registrar, Co-Registrar, Custodian, transfer agent or tender agent and each agent or other Person employed to act hereunder.

          (9) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

          (10) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 7.03.  Individual Rights of Trustee.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company, or any Affiliates thereof, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 7.10 and
7.11 hereof.

Section 7.04.  Trustee's Disclaimer.

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes or any recitals therein, it shall not be accountable for the Company's use of the proceeds from the sale of Notes or any money paid to the Company pursuant to the terms of this Indenture and it shall not be responsible for any statement in the Notes other than its certificate of authentication.

Section 7.05.  Notice of Defaults.

          If a Default or an Event of Default occurs and is continuing and if a Trust Officer of the Trustee has actual knowledge of such Default or Event of Default, the Trustee shall mail to each Noteholder notice of the uncured Default or Event of Default within 30 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of principal of, premium or interest on, any Note, including an accelerated payment and the failure to make payment on the Change of Control Payment Date pursuant to a Change of Control Offer or on the Excess Proceeds Payment Date pursuant to an Excess Proceeds Offer and, except in the case of a failure to comply with
Article 5 hereof, the Trustee may withhold the notice if and so long as its Board of Directors, the executive committee of its Board of Directors or a committee of its directors and/or Trust Officers in good faith determines that withholding the notice is in the best interest of the Noteholders. This Section
7.05 shall be in lieu of the proviso to Section 315(b) of the TIA, and such proviso of Section 315(b) of the TIA is hereby expressly excluded from this Indenture and the Notes, as permitted by the TIA.

Section 7.06.  Reports by Trustee to Holders.

          If required by TIA Section 313(a), within 60 days after May 15 of any year, commencing on May 15, 2000, the Trustee shall transmit by mail to each Noteholder a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with the reporting requirements of TIA
Section 313(b)(2).

          A copy of each such report at the time of such mailing to Noteholders shall be mailed to the Company and, if the Notes are listed on a stock exchange, filed with the Commission and each stock exchange on which the Notes are listed as provided by TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

Section 7.07.  Compensation and Indemnity.

          The Company shall pay to the Trustee from time to time such compensation as may from time to time be agreed in writing between the Company and the Trustee for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). Except as otherwise provided herein, the Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the reasonable compensation, disbursements and expenses of the Trustee's agents, counsel, custodians and nominees and except for any such disbursement or expense as may be attributable to the Trustee's negligence, bad faith or willful misconduct.

          The Company shall indemnify each of the Trustee and its officers, directors, employees and agents and any predecessor Trustee and its officers, directors, employees and agents for, and hold it or them harmless against, any and all loss, damage, claim, liability or reasonable expense, including taxes (other than franchise taxes and taxes based on the income of the Trustee) incurred by it or them in connection with the acceptance or performance of its duties under this Indenture and any other documents and transactions in connection therewith including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its or their powers or duties hereunder (including, without limitation, settlement costs, provided any settlement with respect to which indemnification is sought shall have been consented to by the Company). The Trustee shall notify the Company in writing promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder except to the extent the Company is prejudiced thereby. This section shall survive the termination of this Indenture and the earlier resignation or removal of the Trustee.

          Notwithstanding the foregoing, the Company need not reimburse the Trustee for any expense or indemnify it against any loss, damage, claim or liability incurred by the Trustee through its negligence, bad faith or willful misconduct. To secure the payment obligations of the Company in this Section 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee except such money or property held in trust to pay principal of and interest on particular Notes.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(f) or (g) hereof occurs, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any Federal or state bankruptcy, insolvency or similar law.

          For purposes of this Section 7.07, the term "Trustee" shall include any trustee appointed pursuant to Section 7.08.

Section 7.08.  Replacement of Trustee.

          The Trustee may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by notifying the removed Trustee and the Company in writing and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee at its election if:

        (1)  the Trustee fails to comply with Section 7.10 hereof;

        (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

        (3) a receiver or other public officer takes charge or control of the Trustee or its property or affairs; or

        (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

          No resignation or removal of the Trustee shall become effective until the acceptance of appointment by the successor Trustee. If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails after written request thereof by such Noteholder to comply with Section 7.10.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the resignation or removal of the retiring Trustee shall become effective and the retiring Trustee shall, subject to its rights under Section
7.07 hereof, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, after any and all amounts then due and owing the Trustee hereunder have been paid in full, shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09.  Successor Trustee by Consolidation, Merger or Conversion.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, subject to Section 7.10 hereof, the successor corporation without any further act shall be the successor Trustee. In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any such successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

Section 7.10.  Eligibility; Disqualification.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and (2). The Trustee shall have a combined capital and surplus of at least U.S. $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the provision in Section 310(b)(1). The provisions of TIA Section 310(a)(5) shall apply to any Person directly or indirectly controlling, controlled by or under common control with the Company as obligor of the Notes. If at any time the Trustee ceases to be eligible with the provisions of this section 7.10, the Trustee shall resign immediately in the manner and with the effect herein before specified in this Article 7.

Section 7.11.  Preferential Collection of Claims Against Company.

          The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8


                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01.  Without Consent of Holders.

          The Company and the Guarantors, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture, the Notes or the Guarantees without notice to or consent of any Noteholder:

        (1) to cure any ambiguity, defect or inconsistency; provided that such amendment or supplement does not, in the opinion of the Trustee, adversely affect the rights of any Holder in any material respect;

        (2) to provide for uncertificated Notes in addition to or in place of Certificated Notes;

        (3) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

        (4) to make any change that would provide any additional benefit or rights to the Holders;

        (5) to make any other change that does not in the opinion of the Trustee, materially and adversely affect the rights of any Holder under this Indenture;

        (6) to add to the covenants of the Company or a Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or any Guarantor;

        (7) to secure the Notes pursuant to the requirements of Section 4.15 or otherwise;

        (8) to reflect the release of a Guarantor from its obligations with respect to its Guarantee pursuant to Section 10.06 or to add a Guarantor pursuant to Section 4.20; or

        (9) to effect the assumption by a Successor Person of all obligations of the Company under the Notes and this Indenture in connection with any transaction complying with Article 5 of this Indenture.

Section 8.02.  With Consent of Holders.

          Subject to Section 6.07, the Company, and the Guarantors, when each is authorized by a Board Resolution of their respective Boards of Directors, and the Trustee may amend or supplement this Indenture or the Notes or the Guarantees with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to Section 6.07, the Holders of a majority in principal amount of the outstanding Notes may waive compliance by the Company, or any Guarantor with any provision of this Indenture, the Notes, or the Guarantees. However, without the consent of each Noteholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

        (1) reduce the amount of Notes whose Holders must consent to an amendment, supplement or waiver under this Indenture;

        (2) reduce the rate of or change the time for payment of interest (including defaulted Interest) on any Note;

        (3) reduce the principal of or premium on or change the stated maturity of any Notes, or change the date on which any Notes may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor;

        (4) make any Note payable in money other than that stated in the Note or change the place of payment;

        (5) waive a Default in the payment of the principal of, or interest or premium on, or any redemption payment with respect to, any Note (except a rescission of acceleration of the Notes by the Holders as provided in Section 6.02 and a waiver of the payment default that resulted from such acceleration);

        (6) make any changes in Sections 6.04 or 6.07 hereof or this sentence of Section 8.02;

        (7) amend, change or modify in any material respect, any obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or, make and consummate an Excess Proceeds Offer with respect to any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto;

        (8) modify or change any provision of this Indenture or the related definitions affecting the subordination or ranking of the Notes or any Guarantee in a manner which adversely affects the holders of Notes; or

        (9) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture.

          After an amendment, supplement or waiver under this Section 8.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Noteholders as aforesaid and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may in its own discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

Section 8.03.  Compliance with TIA.

          Every amendment to or supplement of this Indenture, the Notes or the Guarantees shall comply with the TIA as then in effect.

Section 8.04.  Revocation and Effect of Consents.

          Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Noteholder, unless it makes a change described in any of clauses (1) through (9) of Section 8.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

Section 8.05.  Notation on or Exchange of Notes.

          If an amendment, supplement, or waiver changes the terms of a Note, the Trustee may request the Holder to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, in exchange for the Note the Company shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 8.06.  Trustee To Sign Amendments, etc.

          The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 8 is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and binding obligation of the Company and any Guarantors, enforceable in accordance with its terms (subject to customary exceptions). The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                   ARTICLE 9


                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 9.01.  Satisfaction and Discharge of Indenture.

          This Indenture shall be discharged and shall cease to be of further effect (except those obligations referred to in the penultimate paragraph of this Section 9.01) and the Trustee, on written demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when either:

          (a) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

          (b) (i) either (A) pursuant to Article 3, the Company shall have given notice to the Trustee and mailed a notice of redemption to each Holder of the redemption of all of the Notes under arrangements satisfactory to the Trustee for the giving of such notice or (B) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable; (ii) the Company has irrevocably deposited or caused to be deposited with the Trustee in trust for the purpose an amount Euros sufficient to pay and discharge the entire Indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest to the date of such deposit; (iii) no Default or Event of Default with respect to this Indenture or the Notes shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other material instrument to which the Company is a party or by which it is bound (other than a Default or Event of Default resulting from the incurrence of Indebtedness, all or a portion of which will be used to defease the Notes concurrently with such incurrence); (iv) the Company has paid or caused to be paid all other sums payable hereunder by the Company; (v) the Company has delivered to the Trustee (A) irrevocable instructions to apply the deposited money toward payment of the Notes at the maturity thereof, and (B) an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and that such satisfaction and discharge does not result in a default under the Senior Credit Facility (if then in effect) or any other material agreement or instrument then known to such counsel which binds or affects the Company; and (vi) that from and after the time of deposit, the money deposited shall not be subject to the rights of holders of Senior Debt pursuant to the provisions of Article 12 or to the rights of holders of Senior Debt pursuant to the provisions of Article 11.

          Notwithstanding the foregoing paragraph, the Company's obligations in
Article 2 and Sections 4.01 and 4.07 shall survive until the Notes are no longer outstanding pursuant to the last paragraph of Section 2.08.

          After such delivery or irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's and each Guarantor's obligations under the Notes, the Guarantees and this Indenture except for those surviving obligations specified above.

Section 9.02.  Legal Defeasance.

          (a) The Company may, at its option by Board Resolution of the Board of Directors of the Company, at any time, elect to have this section be applied to all outstanding Notes upon compliance with the conditions set forth in Section 9.04.

          (b) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (b), the Company and each Guarantor shall, subject to the satisfaction of the conditions set forth in Section 9.04, be deemed to have been discharged from their respective obligations with respect to all outstanding Notes and the Guarantees on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company and each Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes and the Guarantees, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 9.05 hereof and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all their other respective obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), and Holders of the Notes and any amounts deposited under Section 9.04 hereof shall cease to be subject to any obligations to, or the rights of, any holder of Senior Debt under Article 12 or otherwise or any holder of Senior Debt under Article 11 or otherwise, except for the following provisions, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 9.05 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (ii) the Company's obligations with respect to such Notes under Article 2 and Section 4.07 hereof,
(iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (iv) this Article 9. Subject to compliance with this Article 9, the Company may exercise its option under this Section 9.02 notwithstanding the prior exercise of its option under
Section 9.03 below with respect to the Notes.

Section 9.03.  Covenant Defeasance.

          (a) The Company may, at its option by Board Resolution of the Board of Directors of the Company, at any time, elect to have this Section be applied to all outstanding Notes upon compliance with the conditions set forth in Section 9.04.

          (b) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (b), the Company and each Guarantor shall, subject to the satisfaction of the conditions set forth in Section 9.04 hereof, be released from their respective obligations under the covenants contained in Sections

4.05, 4.08, 4.09 and 4.10 through 4.21, inclusive, and Article 5 hereof with respect to the outstanding Notes and the Guarantees on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes and the Guarantees shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder and Holders of the Notes and any amounts deposited under Section 9.04 hereof shall cease to be subject to any obligations to the rights of, any holder of Senior Debt under Article 12 or otherwise or any holder of Senior Debt under
Article 11 or otherwise. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes and the Guarantees, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event or Default under Section 6.01(c) hereof, but, except as specified above, the remainder of this Indenture, such Notes and the Guarantees shall be unaffected thereby. In addition, upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (b), subject to the satisfaction of the conditions set forth in Section 9.04 hereof, Sections 6.01(c), 6.01(d) and 6.01(e) shall not constitute Events of Default.

Section 9.04.  Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to the application of either
Section 9.02 or 9.03 hereof to the outstanding Notes and the Guarantees:

          In order to exercise either Legal Defeasance or Covenant Defeasance:

          (a) the Company must irrevocably deposit with the Trustee (or other qualifying Trustee), in trust, for the benefit of the Holders, Euros in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the Notes on the scheduled due dates for payment thereof or on a selected Redemption Date, as the case may be, provided that the Trustee shall have received an irrevocable written order from the Company instructing the Trustee to apply such money to said payments with respect to the Notes;

          (b) in the case of an election under Section 9.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) in the case of an election under Section 9.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Sections 6.01(f) and 6.01(g) hereof are concerned, at any time in the period ending on the 91st day after the date of such deposit;

          (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

          (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with;

          (h) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the trust funds will not be subject to any rights of any holders of Senior Debt of the Company or Senior Debt of any Guarantor, and (ii) assuming no intervening event of the type described in Sections 6.01(f) and 6.01(g) between the date of deposit and the 91st day following the deposit (it being understood that this condition should not be deemed to be satisfied until the expiration of such period), the trust funds will not be subject to the effect of any applicable Bankruptcy Law;

          (i) such Legal Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company; and

          (j) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance or Covenant Defeasance, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended.

Section 9.05.  Application of Trust Money.

          All money deposited with the Trustee pursuant to Section 9.01 or 9.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law.

          Anything in this Article 9 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon a written request of the Company in the form of an Officers' Certificate any money held by it as provided in Section 9.01 or 9.04 hereof which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 9.06.  Repayment to the Company.

          Subject to Sections 9.01, 9.,02, 9.03, 9.04, 9.05 and 9.07, the
Trustee and the Paying Agent shall promptly pay to the Company upon request any excess Euros held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years; provided that the Trustee or such Paying Agent, before being required to make any payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed, and that after a date specified therein which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Noteholders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person.

Section 9.07.  Reinstatement.

          If the Trustee or Paying Agent is unable to apply any money in accordance with Section 9.01, 9.02 or 9.03 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Guarantor's obligations under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 9.01 hereof; provided, however, that if the Company or the Guarantors have made any payment of principal of, premium, if any, or accrued interest on any Notes because of the reinstatement of their obligations, the Company and each such Guarantor shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 10

                                   GUARANTEE

Section 10.01.  Unconditional Guarantee.

          Each Guarantor hereby unconditionally, jointly and severally, guarantees to each Holder of a Note authenticated by the Trustee and to the Trustee and its successors and assigns that the principal of, premium thereon (if any) and interest on the Notes and all other amounts payable by the Company hereunder will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on the Notes and all other obligations of the Company to the Holders or the Trustee hereunder or under the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 10.03. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insol-
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                                      77

vency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Notes and this Indenture. Notwithstanding the foregoing, each Guarantor shall be released from all obligations under its Guarantee under this Article 10 concurrently with the defeasance of the Notes under Section 9.02. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, each Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between a Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations Guaranteed hereby may be accelerated as provided in Article 6 for the purpose of each Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 6, such obligations (whether or not due and payable) shall become due and payable by each Guarantor for the purpose of each Guarantee.

          Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Article 10.

Section 10.02.  Severability.

          In case any provision of this Article 10 shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.03.  Limitation on Guarantor's Liability; Contribution.

          Each Guarantor, and by its acceptance hereof, each Holder and the Trustee, hereby confirm that it is the intention of all such parties that the Guarantee does not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, each Holder and each Guarantor hereby irrevocably agree that the obligations of a Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, and after giving effect to any collections from or payments made by or on behalf of such Guarantor in respect of the obligations of such Guarantor pursuant to the second paragraph of Section 10.03, result in the obligations of such Guarantor not constituting such a fraudulent transfer or conveyance.

          In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under a Guarantee such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount, based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor), determined in accordance with GAAP, subject to the first paragraph of this Section 10.03, for all payments, damages and expenses incurred by such Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's obligations under a Guarantee.

Section 10.04.  Successors and Assigns.

          This Article 10 shall be binding upon each Guarantor and to the extent otherwise required by this Indenture, its successors and assigns and to the extent otherwise required by this Indenture, shall inure to the
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                                      78

benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

Section 10.05.  No Waiver.

          Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise.

Section 10.06.  Release of Guarantor.

          A Guarantor shall be released from all of its obligations under its Guarantee if (x) the Guarantor has sold all or substantially all of its assets or the Company and its Subsidiaries have sold all of the Capital Stock of the Guarantor owned by them, in each case in a transaction in compliance with Sections 4.11 and in such case, the Company have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with or (y) if the Guarantor is an Immaterial Subsidiary.

Section 10.07.  Execution of Supplemental Indenture for Future Guarantors.

          Each Subsidiary which is required to become a Guarantor pursuant to
Section 4.20 shall, and the Company shall cause each such Subsidiary to, promptly execute and deliver to the Trustee a supplemental indenture substantially in the form of Exhibit H hereto pursuant to which such Subsidiary shall become a Guarantor under this Article 10 and shall guarantee the obligations of the Company under the Notes and this Indenture. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Guarantee of such Guarantor is a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

Section 10.08.  Execution and Delivery of Guarantee.

          To evidence the Guarantee set forth in this Article 10, each Guarantor hereby agrees that a notation of such Guarantee shall be placed on each Note authenticated and made available for delivery by the Trustee and that this Guarantee shall be executed on behalf of each Guarantor by the manual or facsimile signature of an Officer of each Guarantor or, in the case of non-U.S. Guarantors, an authorized signatory of each Guarantor. Each Guarantor hereby agrees that the Guarantee set forth in Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee. If an Officer of a Guarantor whose signature is on the Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Guarantee is endorsed, the Guarantee shall be valid nevertheless. The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each Guarantor.
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                                      79

Section 10.09.  Subordination of Subrogation and Other Rights.

          Each Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of such Guarantor's obligations under the Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full in cash of all outstanding Notes in accordance with the provisions provided therefor in this Indenture.

                                   ARTICLE 11

                           SUBORDINATION OF GUARANTEE

Section 11.01.  Guarantee Obligations Subordinated to Senior Debt.

          Each Guarantor covenants and agrees, and the Trustee and each Holder, by its acceptance of the Notes, likewise covenants and agrees, that to the extent and in the manner hereinafter set forth in this Article 11, the Indebtedness represented by the Guarantee and the payment of all Obligations on the Notes pursuant to the Guarantee by such Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article 11 to the prior indefeasible payment in full in cash of all Senior Debt of such Guarantor whether outstanding on the Issue Date or thereafter incurred.

          This Section 11.01 and the following Sections 11.02 through 11.06 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of or continue to hold Senior Debt of any Guarantor; such provisions are made for the benefit of the holders of Senior Debt of each Guarantor.

Section 11.02.  Payment Over of Proceeds upon Dissolution, etc.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, whether voluntary or involuntary, or (b) any liquidation, dissolution or other winding-up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any general assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event:

        (1) the holders of all Senior Debt of such Guarantor shall be entitled to receive indefeasible payment in full in cash of all amounts due on or in respect of all such Senior Debt before the Holders are entitled to receive, pursuant to the Guarantee of such Guarantor, any payment or distribution of any kind or character (other than payment or distribution from the trust described in Section 9.01 or
             Section 9.04) by such Guarantor on account of any of the Obligations of such Guarantor under its Guarantee; and

        (2) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the subordination provisions of this Article 11 shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a
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                                      80

             receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Debt held or represented by each, to the extent necessary to make payment in full in cash of all such Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

        (3)  in the event that, notwithstanding the foregoing provisions of this
             Section 11.02, the Trustee or any Holder shall have received any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, Property or securities, including, without limitation, by way of set-off or otherwise, in respect of any of the Obligations of any Guarantor pursuant to its Guarantee before all Senior Debt of such Guarantor is indefeasibly paid in full, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of such Guarantor for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay all of such Senior Debt in full in cash or, as acceptable to the holders of such Senior Debt, any other manner, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

          The consolidation of a Guarantor with, or the merger of a Guarantor with or into, another Person or the liquidation or dissolution of a Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 5 hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this
Article 11 if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article 5 hereof.

Section 11.03.  Suspension of Guaranteed Obligations When Senior Debt in
                Default.

          (a) Unless Section 11.02 hereof shall be applicable, upon the occurrence of a Payment Default on Designated Senior Debt of any Guarantor no payment or distribution (other than a payment or distribution from the trust described in Section 9.01 or Section 9.04) of any assets or securities of a Guarantor of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor being subordinated to its Obligations under its Guarantee) may be made by or on behalf of such Guarantor, including, without limitation, by way of set-off or otherwise, for or on account of its Obligations under its Guarantee, or for or on account of the purchase, redemption or other acquisition of the Notes and neither the Trustee nor any Holder shall take or receive from any Guarantor, directly or indirectly in any manner, payment in respect of all or any portion of its Obligations under its Guarantee commencing on the date of receipt by the Trustee of a written notice from the representative of the holders of such Senior Debt (the "Guarantor Representative") of the occurrence of a Payment Default, and in any such event, such prohibition shall continue until such Payment Default is cured, waived in writing or otherwise ceases to exist. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, subject to the provisions of the following paragraph (b), such Guarantor shall resume making any and all required payments in respect of the Obligations, including any missed payments.
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                                      81

          (b) Unless Section 11.02 hereof shall be applicable, upon the occurrence of a Non-Payment Event of Default on Designated Senior Debt of any Guarantor, no payment or distribution (other than a payment or distribution made from the trust described in Section 9.01 or Section 9.04) of any assets of such Guarantor of any kind or character (including, without limitation, cash, Property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of such Guarantor being subordinated to its Obligations under its Guarantee) shall be made by such Guarantor, including, without limitation, by way of set-off or otherwise, on account of any of its Obligations and its Guarantee, or on account of the purchase, redemption, defeasance or other acquisition of the Notes and neither the Trustee nor any Holder or owner of any Notes shall take or receive from the Company or any Restricted Subsidiary of the Company, directly or indirectly in any manner, payment in respect of all or any portion of the Notes for a period (the "Guarantee Payment Blockage Period") commencing on the date of receipt by the Trustee of written notice from the Guarantor Representative of such Non-Payment Event of Default, unless and until (subject to any blockage of payments that may then be in effect under the preceding paragraph (a)) the earliest to occur of the following events: (w) more than 179 days shall have elapsed since the date of receipt of such written notice by the Trustee, (x) such Non-Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist, (y) such Designated Senior Debt shall have been discharged or indefeasibly paid in full in cash or (z) such Guarantee Payment Blockage Period shall have been terminated by written notice to such Guarantor or the Trustee from the Guarantor Representative initiating such Guarantee Payment Blockage Period, or the holders of at least a majority in principal amount of such issue of Designated Senior Debt, after which, in the case of clause (w), (x), (y) or
(z), such Guarantor shall resume making any and all required payments in respect of its Obligations under its Guarantee, including any missed payments. Notwithstanding any other provisions of this Indenture, no Non-Payment Event of Default with respect to Designated Senior Debt which existed or was continuing on the date of the commencement of any Guarantee Payment Blockage Period initiated by the Guarantor Representative shall be, or be made, the basis for the commencement of a second Guarantee Payment Blockage Period initiated by the Guarantor Representative unless such Non-Payment Event of Default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Guarantee Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in this Section 11.03(b) or, in the event of a Non-Payment Event of Default which formed the basis for a Payment Blockage Period under Section 12.03(b) hereof, 179 days from the date of the receipt by the Trustee of the notice referred to in Section 12.03(b) (the "Initial Guarantee Blockage Period"). Any number of additional Guarantee Payment Blockage Periods may be commenced during the Initial Guarantee Blockage Period; provided, however, that no such additional Guarantee Payment Blockage Period shall extend beyond the Initial Guarantee Blockage Period.
After the expiration of the Initial Guarantee Blockage Period, no Guarantee Payment Blockage Period may be commenced under this Section 12.03(b) and no Payment Blockage Period may be commenced under Section 11.03(b) hereof until at least 180 consecutive days have elapsed from the last day of the Initial Guarantee Blockage Period.

          In the event that, notwithstanding the foregoing, the Trustee or any holder of Notes receives any payment or distribution of assets of the Company of any kind, whether in cash, property, or securities, including, without limitation, by way of set-off or otherwise, in respect of the Notes before all Senior Debt of a Guarantor is paid and satisfied in full in cash, then such payment or distribution will be held by the recipient in trust for the benefit of holders of Senior Debt and will be immediately paid over or delivered to the holders of Senior Debt or their representative or representatives to the extent necessary to make payment in full of all Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of Senior Debt.

          (c) In the event that, notwithstanding the foregoing, the Trustee or any Holder shall have received any payment from a Guarantor prohibited by the foregoing provisions of this Section 11.03, then and in
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                                      82

such event such payment shall be paid over and delivered forthwith to the Guarantor Representative initiating the Guarantee Payment Blockage Period, in trust for distribution to the holders of Senior Debt or, if no amounts are then due in respect of Senior Debt, promptly returned to the Guarantor, or as a court of competent jurisdiction shall direct.

Section 11.04.  Trustee's Relation to Senior Debt.

          The Trustee and any agent of any Guarantor or the Trustee shall be entitled to all the rights set forth in this Article 11 with respect to any Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

          With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall mistakenly pay over or deliver to Holders, such Guarantor or any other person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article 11 or otherwise. Nothing in this Section 11.04 shall affect the obligation of any other such person receiving such payment or distribution from the Trustee or any other Agent to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt.

Section 11.05.  Subrogation.

          Upon the payment in full of all amounts payable under or in respect of all Senior Debt of a Guarantor, the Holders shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities of such Guarantor made on such Senior Debt until all amounts due to be paid under the Guarantee shall be paid in full. For the purposes of such subrogation, no payments or distributions to holders of Senior Debt of any cash, property or securities to which Holders or the Trustee would be entitled except for the provisions of this Article 11, and no payments over pursuant to the provisions of this Article 11 to holders of Senior Debt by Holders or the Trustee, shall, as among each Guarantor, its creditors other than holders of Senior Debt and the Holders, be deemed to be a payment or distribution by such Guarantor to or on account of such Senior Debt.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 11 shall have been applied, pursuant to the provisions of this Article 11, to the payment of all amounts payable under Senior Debt, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt in full in cash.

Section 11.06. Guarantee Subordination Provisions Solely To Define Relative Rights.

          The subordination provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article 11 or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among each Guarantor, its creditors other than holders of its Senior Debt and the Holders, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its
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                                      83

Obligations under its Guarantee in accordance with its terms; or (b) affect the relative rights against such Guarantor of the Holders and creditors of such Guarantor other than the holders of the Senior Debt; or (c) prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of Senior Debt (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 11.02 hereof, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 11.03 hereof, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 11.03(c) hereof.

          The failure by any Guarantor to make a payment in respect of its obligations on its Guarantee by reason of any provision of this Article 11 shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

Section 11.07.  Trustee To Effectuate Subordination.

          Each Holder of an Obligation under a Guarantee by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 11 and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of a Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of such Guarantor owing to such Holder in the form required in such proceedings.

Section 11.08.  No Waiver of Subordination Provisions.

          (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of a Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by such Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of paragraph (a) of this section, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article 11 or the obligations hereunder of the Holders to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any person liable in any manner for the collection or payment of Senior Debt; and (4) exercise or refrain from exercising any rights against a Guarantor and any other person; provided, however, that in no event shall any such actions limit the right of the Holders to take any action to accelerate the maturity of the Obligations under the Guarantees pursuant to Article 6 hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.
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                                      84

Section 11.09.  Notice to Trustee.

          (a) A Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee at its Corporate Trust Office in respect of the Notes. Notwithstanding the provisions of this Article 11 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Obligations under the Guarantees, unless and until the Trustee shall have received written notice thereof from such Guarantor or a holder of Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 11.09, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 11.09 at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of, premium, if any, or interest on any Obligation under a Guarantee), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Debt or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this
Article 11, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

Section 11.10.  Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of a Guarantor referred to in this Article 11, the Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article 11.

Section 11.11.  No Suspension of Remedies.

          Nothing contained in this Article 11 shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Obligations under the Guarantees pursuant to Article 6 or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article 11 of the holders, from time to time, of Senior Debt.

                                   ARTICLE 12

                             SUBORDINATION OF NOTES

Section 12.01.  Notes Subordinate to Senior Debt.

          The Company covenants and agrees, and the Trustee and each Holder by its acceptance of Notes likewise covenants and agrees, that to the extent and in the manner hereinafter set forth in this Article 12; the payment of all Obligations on the Notes by the Company are hereby expressly made subordinate and subject in right of payment as provided in this Article 12 to the prior indefeasible payment in full in cash of all Senior Debt of the Company, whether outstanding on the Issue Date or thereafter incurred.

          This Section 12.01 and the following Sections 12.02 through 12.11 shall constitute a continuing offer to all Persons who, in reliance on such provisions, become holders of or continue to hold Senior Debt of the Company; and such provisions are made for the benefit of all the holders of Senior Debt of the Company.

Section 12.02.  Payment Over of Proceeds upon Dissolution, etc.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, whether voluntary or involuntary or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event:

        (1) the holders of Senior Debt of the Company shall be entitled to receive indefeasible payment in full in cash of all amounts due on or in respect of all Senior Debt before the Holders are entitled to receive or retain any payment or distribution of any kind or character (other than a payment or distribution from the trust described in Section 9.01 or Section 9.04) on account of any Obligations on the Notes; and

        (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, Property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article 12 shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

        (3)  in the event that, notwithstanding the foregoing provisions of this
             Section 12.02, the Trustee or any Holder shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of the principal of, premium, if any, and interest on the Notes before all Senior Debt is indefeasibly paid in full, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full in cash or, as acceptable to the holders of such Senior Debt, any other manner, after giving effect to any concurrent payment or distribution, to or for the holders of such Senior Debt.

          The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 5 hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this
Article 12 if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article 5 hereof.

Section 12.03.  Suspension of Payment When Senior Debt in Default.

          (a) Unless Section 12.02 hereof shall be applicable, upon the occurrence of a Payment Default on Designated Senior Debt of the Company, no payment or distribution (other than a payment or distribution from the trust described in Section 9.01 or Section 9.04) of any assets or securities of the Company of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes by the Company) may be made by or on behalf of the Company or any Restricted Subsidiary of the Company, including, without limitation, by way of set-off or otherwise, for or on account of any Obligations under the Notes or this Indenture, or for or on account of the purchase, redemption or other acquisition of the Notes, and neither the Trustee nor any Holder shall take or receive from the Company or any Restricted Subsidiary of the Company, directly or indirectly in any manner, payment in respect of all or any portion of Notes commencing on the date of receipt by the Trustee of written notice from the representative of the holders of such Designated Senior Debt (the "Representative") to the Trustee of written notice of the occurrence of a Payment Default, and in any such event, such prohibition shall continue until such Payment Default is cured, waived in writing or otherwise ceases to exist. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, subject to the provisions of the following paragraph (b), the Company shall resume making any and all required payments in respect of the Notes, including any missed payments.

          (b) Unless Section 12.02 hereof shall be applicable, upon the occurrence of a Non-Payment Event of Default on Designated Senior Debt of the Company, no payment or distribution (other than a payment or distribution from the trust described in Section 9.01 or Section 9.04) of any assets of the Company of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes by the Company) shall be made by the Company or any Restricted Subsidiary of the Company, including, without limitation, by way of set-off or otherwise, on account of any Obligations under the Notes or this Indenture or on account of the purchase, redemption, defeasance or other acquisition of Notes and neither the Trustee nor any Holder or owner of any Notes shall take or receive from the Company or any Restricted Subsidiary of the Company, directly or indirectly in any manner, payment in respect of all or any portion of the Notes for a period (the "Payment Blockage Period") commencing on the date of receipt by the Trustee of written notice from the Representative of such Non-Payment Event of Default unless and until (subject to any blockage of payments that may then be in effect under the preceding paragraph (a)) the earliest to occur of the following events: (w) more than 179 days shall have elapsed since the date of receipt of such written notice by the Trustee, (x) such Non-Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist, (y) such Designated Senior Debt shall have been discharged or indefeasibly paid in full in cash or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Representative initiating such Payment Blockage Period, after which, in the case of clause (w), (x), (y) or (z), the Company shall resume making any and all required payments in respect of the Notes, including any missed payments. Notwithstanding any other provisions of this Indenture, no Non-Payment Event of Default with respect to Designated Senior Debt which existed or was continuing on the date of the commencement of any Payment Blockage Period initiated by the Representative shall be, or be made, the basis for the commencement of a second Payment Blockage Period initiated by the Representative unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in this Section 12.03(b) or in the event of a Non-Payment Event of Default which formed the basis of a Guarantee Payment Blockage Period under Section 11.03(b) hereof, 179 days from the default the receipt by the Trustee of the notice referred to in Section 11.03(b) (the "Initial Blockage Period"). Any number of additional Payment Blockage Periods may be commenced during the Initial Blockage Period; provided, however, that no such additional Payment Blockage Period shall extend beyond the Initial Blockage Period. After the expiration of the Initial Blockage Period, no Payment Blockage Period may be commenced under this clause
(b) and no Guarantee Payment Blockage Period may be commenced under Section 11.03(b) hereof until at least 180 consecutive days have elapsed from the last day of the Initial Blockage Period.

          In the event that, notwithstanding the foregoing, the Trustee or any holder of Notes receives any payment or distribution of assets of the Company of any kind, whether in cash, property, or securities, including, without limitation, by way of set-off or otherwise, in respect of the Notes before all Senior Debt of the Company is paid and satisfied in full in cash, then such payment or distribution will be held by the recipient in trust for the benefit of holders of Senior Debt and will be immediately paid over or delivered to the holders of Senior Debt or their representative or representatives to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of Senior Debt.

          (c) In the event that, notwithstanding the foregoing, the Trustee or any Holder shall have received any payment prohibited by the foregoing provisions of this Section 12.03, then and in such event such payment shall be paid over and delivered forthwith to the Representative initiating the Payment Blockage Period, in trust for distribution to the holders of Senior Debt or, if no amounts are then due in respect of Senior Debt, promptly returned to the Company, or otherwise as a court of competent jurisdiction shall direct.

Section 12.04.  Trustee's Relation to Senior Debt.

          The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article 12 with respect to any Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

          With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 12, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall mistakenly pay over or deliver to Holders, the Com-pany or any other person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article 12 or otherwise. Nothing in this
Section 12.04 shall affect the obligation of any other such person receiving such payment or distribution from the Trustee or any other Agent to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt.

Section 12.05.  Subrogation.

          Upon the payment in full of all Senior Debt, the Holders shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of, premium, if any and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article 12, and no payments pursuant to the provisions of this Article 12 to the holders of Senior Debt by Holders or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 12 shall have been applied, pursuant to the provisions of this Article 12, to the payment of all amounts payable under the Senior Debt of the Company, then and in such case the Holders shall be entitled to receive from the holders of such Senior Debt at the time outstanding any payments or distributions received by such holders of such Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt in full in cash.

Section 12.06.  Provisions Solely To Define Relative Rights.

          The provisions of this Article 12 are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article 12 or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article 12 of the holders of Senior Debt (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section
12.02 hereof, to receive, pursuant to and in accordance with such section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 12.03, to prevent any payment prohibited by such section or enforce their rights pursuant to Section 12.03(c) hereof.

          The failure to make a payment on account of principal of, premium, if any, or interest on the Notes by reason of any provision of this Article 12 shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

Section 12.07.  Trustee To Effectuate Subordination.

          Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 12 and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings.

Section 12.08.  No Waiver of Subordination Provisions.

          (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of paragraph (a) of this section, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article 12 or the obligations hereunder of the Holders to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any person liable in any manner for the collection or payment of Senior Debt; and (4) exercise or refrain from exercising any rights against the Company and any other person; provided, however, that in no event shall any such actions limit the right of the Holders to take any action to accelerate the maturity of the Notes pursuant to Article 6 hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

Section 12.09.  Notice to Trustee

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee at its Corporate Trust Office in respect of the Notes. Notwithstanding the provisions of this Article 12 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 12.09, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this
Section 12.09 at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of, premium, if any, or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Debt or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this
Article 12, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 12, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

Section 12.10.  Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article 12, the Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12.

Section 12.11.  No Suspension of Remedies.

          Nothing contained in this Article 12 shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Notes pursuant to Article 6 or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article 12 of the holders, from time to time, of Senior Debt.

                                   ARTICLE 13

                                 MISCELLANEOUS

Section 13.01.  TIA Controls.

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 13.02.  Notices.

          Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          If to the Company or any Guarantor:

               IFCO Systems N.V.
               "Rivierstaete", Amsteldijk 166
               1079 LH
               Amsterdam, The Netherlands
               Telephone No.:  31-20-504-1772
               Facsimile No.:  31-20-646-0793
               Attention:  Chief Financial Officer

               and

               IFCO Systems N.V.
               c/o PalEx, Inc.
               6829 Flintlock Road
               Houston, Texas  77040
               Telephone No.:  713-332-6145
               Facsimile No.:  713-332-6146
               Attention:  Edward Rhyne, Esq.

          Copy (which shall not constitute notices) to:

               King & Spalding
               1185 Avenue of the Americas
               New York, New York  10036
               Telephone No.:  212-556-2100
               Facsimile No.:  212-556-2222
               Attention:  Stephen M. Wiseman, Esq.

          If to the Trustee:

               The Bank of New York
               101 Barclay Street, Floor 21W
               New York, New York  10286
               Telephone No.:  212 815-5734
               Facsimile No.:  212 815-5915 or 212 815-5917
               Attention:  Corporate Trust Administration - Global Finance Unit

               and

               The Bank of New York
               30 Cannon Street
               London EC 4M 6XH, England
               Telephone No.:  44-171-893-7298
               Facsimile No.:  44-171-893-6369
               Attention:  Corporate Trust Administration

          If to the Luxembourg Paying Agent:

               Kredietbank S.A. Luxembourgeoise
               43 Boulevard Royal
               L-2955 Luxembourg
               Telephone No.:  352-4797-3935
               Facsimile No.:  352-4797-73951
               Attention:  Pauline Slierings

          The Company, any Guarantor or the Trustee by written notice to the others may designate additional or different addresses for subsequent notices or communications. Any notice or communication to the Company, any Guarantors or the Trustee, shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a Noteholder shall be mailed to him by first-class mail, postage prepaid, at his address shown on the register kept by the Registrar.

          Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication to a Noteholder is mailed in the manner provided above, it shall be deemed duly given, whether or not the addressee receives it.

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

Section 13.03.  Communications by Holders with Other Holders.

          Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 13.04.  Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor, as the case may be, shall furnish to the Trustee:

        (1) an Officers' Certificate (which shall include the statements set forth in Section 13.05 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

        (2) an Opinion of Counsel (which shall include the statements set forth in Section 13.05 below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

Section 13.05.  Statements Required in Certificate and Opinion.

          Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

        (1) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and
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                                      94

        (4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

Section 13.06.  Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at meetings of Noteholders. The Registrar and Paying Agent may make reasonable rules for their functions.

Section 13.07.  Business Days; Legal Holidays.

          A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York and London, England. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 13.08.  Governing Law.

          THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

Section 13.09.  Waiver of Trial by Jury.

          The Company and each Guarantor hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Indenture.

Section 13.10.  Sovereign Immunity.

          To the extent that such rights may be lawfully waived, neither the Company, nor any Guarantor, nor anyone claiming through or under the Company or any Guarantor, shall set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, and the Company and each Guarantor, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so the benefit of all such laws including sovereign immunity and the act of state doctrine.

Section 13.11.  Submission to Jurisdiction.

          The Company and each Guarantor hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Company and each Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.

Section 13.12.  Appointment of Agent.

          The Company and each Guarantor agree to designate CT Corporation Systems, New York, New York, a Delaware corporation, as its authorized agent for service of process, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York arising out of or relating to this Indenture. A copy of any such process shall be sent or given to the Company at the address for notices specified in Section 13.02 hereof.

Section 13.13.  No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

Section 13.14.  No Recourse Against Others.

          A director, officer, employee, stockholder or incorporator, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Guarantees or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Noteholder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

Section 13.15.  Successors.

          All agreements of each of the Company and each Guarantor in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee, any additional trustee and any Paying Agents in this Indenture shall bind its successor.

Section 13.16.  Multiple Counterparts.

          The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

Section 13.17.  Table of Contents, Headings, etc.

          The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.18.  Separability.

          Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed all as of the date and year first written above.


                       Company:

                       IFCO SYSTEMS N.V.

                       By:/s/ EDWARD RHYNE
                          ----------------------
                       Name:  Edward Rhyne
                       Title: Executive Vice President

                       Guarantors:

                       IFCO EUROPE BETEILIGUNGS GMBH

                       By:/s/ CHRISTOPH SCHOELLER
                          -----------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory


                       IFCO INTERNATIONAL FOOD CONTAINER ORGANISATION
                         GMBH

                       By:/s/ CHRISTOPH SCHOELLER
                          -----------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory


                       IFCO FINANCE CONSULTING GMBH

                       By:/s/ CHRISTOPH SCHOELLER
                          -----------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory


                       IFCO SKANDINAVIEN A/S

                       By:/s/ CHRISTOPH SCHOELLER
                          -----------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory

                       GISO VERWALTUNGSGESELLSCHAFT MBH & CO.
                         BEHALTERLEASING KG

                       By: /s/ CHRISTOPH SCHOELLER
                          -----------------------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory

                       MTS OKOLOGISTIK VERWALTUNGS GMBH

                       By: /s/ CHRISTOPH SCHOELLER
                          -------------------------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory

                       SCHOELLER INTERNATIONAL LOGISTICS
                         BETEILIGUNGSGESELLSCHAFT MBH

                       By: /s/ CHRISTOPH SCHOELLER
                          ---------------------------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory

                       IFCO ARGENTINA S.A.

                       By: /s/ CHRISTOPH SCHOELLER
                          -----------------------------------
                       Name:  Christoph Schoeller
                       Title: Chairman of the Board and
                              Authorized Signatory

                       PALEX, INC.

                       By: /s/ EDWARD RHYNE
                          -----------------------------------
                       Name:  Edward Rhyne
                       Title: Vice President


                       ACME BARREL COMPANY, INC.

                       By: /s/ BARRY SLAVIN
                          -----------------------------------
                       Name:  Barry Slavin
                       Title: Vice President


                              BAY AREA PALLET COMPANY

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              BLACK RIVER FOREST PRODUCTS, INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              CHARLOTTE STEEL DRUM CORPORATION

                              By: /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              CONSOLIDATED CONTAINER CORPORATION

                              By: /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              CONTAINER RESOURCES CORPORATION

                              By: /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              CONTAINER SERVICES COMPANY NW, INC.
                              (F/K/A CONTAINER SERVICES COMPANY NW
                               ACQUISITION, INC.)

                              By: /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              CONTAINER SERVICES COMPANY SW, INC.
                              (F/K/A CONTAINER SERVICES COMPANY SW
                               ACQUISITION, INC.)

                              By: /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              DUCKERT PALLET CO., INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              DRUM SERVICE CO. OF FLORIDA

                              By: /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              ENVIRONMENTAL RECYCLERS OF COLORADO, INC.

                              By: /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              GILBERT LUMBER INCORPORATED

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              ISAACSON LUMBER COMPANY

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              INTERSTATE PALLET CO., INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              NEW LONDON PALLET, INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              PALEX CONTAINER SYSTEMS, INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              PALEX-TEXAS, INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              PALEX-TEXAS, L.P.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              PALEX TEXAS HOLDINGS, INC.

                              By: /s/ CASEY FLETCHER
                                 -----------------------------------
                              Name:  Casey Fletcher
                              Title: President

                              PALLET OUTLET COMPANY, INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              RIDGE PALLETS, INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              SHEFFIELD LUMBER AND PALLET COMPANY, INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              SHIPSHEWANA PALLET CO., INC.

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              SMG CORPORATION

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              SONOMA PACIFIC COMPANY

                              By: /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              SOUTHERN PALLET, INC.

                              By:  /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              VALLEY CRATING AND PACKAGING, INC.

                              By:  /s/ EDWARD RHYNE
                                 -----------------------------------
                              Name:  Edward Rhyne
                              Title: Vice President

                              WESTERN CONTAINER LIMITED LIABILITY COMPANY

                              By:  /s/ BARRY SLAVIN
                                 -----------------------------------
                              Name:  Barry Slavin
                              Title: Vice President

                              Trustee:

                              THE BANK OF NEW YORK,
                              as Trustee

                              By:  /s/ CARLOS J. CAPELLAN
                                 -----------------------------------
                              Name: Carlos J. Capellan
                              Title: Assistant Treasurer

                                                                       Exhibit A

                       [FORM OF LEGEND FOR GLOBAL NOTES]

          Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

          THIS NOTE IS HELD BY THE COMMON DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.10 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                                                                     Exhibit B-1
                                                                  (FACE OF NOTE)

                            [FORM OF SERIES A NOTE]

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT (1) IT WILL NOT PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS NOTE AND THE LAST DATE ON WHICH IFCO SYSTEMS N.V., OR ANY AFFILIATE OF IFCO SYSTEMS N.V. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO IFCO SYSTEMS N.V. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH
     (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (2) WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, IF THE PROPOSED TRANSFER IS BEING MADE PURSUANT TO CLAUSE (C) OR (E) ABOVE, PRIOR TO SUCH TRANSFER, THE HOLDER WILL BE REQUIRED TO FURNISH TO THE TRUSTEE AND IFCO SYSTEMS N.V. SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.


                                     B-1-1

                                               CUSIP No.:
                                               ISIN No.:
                                               Common Code No.:

                               IFCO SYSTEMS N.V.


                   10 5/8% SENIOR SUBORDINATED NOTE DUE 2010

No.                                                             (EURO)

          IFCO SYSTEMS N.V., a limited liability company incorporated in the Netherlands (the "Company," which term includes any successor entity), for value
received promises to pay to            or registered assigns, the principal sum
of  (EURO)              on March 15, 2010.

          Interest Payment Dates: March 15 and September 15, commencing September 15, 2000.

          Record Dates:  March 1 and September 1.

          Reference is made to the further provisions of this Note contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

                                     B-1-2

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized directors, officers or other authorized signatories.

                              IFCO SYSTEMS N.V.

                              By:
                                 --------------------------------
                              Name:
                              Title:

                              By:
                                 --------------------------------
                              Name:
                              Title:

                                     B-1-3

Certificate of Authentication

          This is one of the 10 5/8% Senior Subordinated Notes due 2010 referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK

                               as Trustee

                              By:
                                 --------------------------------
                                 Authorized Signatory

                                     B-1-4

                             (REVERSE OF SECURITY)

                   10 5/8% SENIOR SUBORDINATED NOTE DUE 2010

          1. Interest. IFCO SYSTEMS N.V., a limited liability company incorporated in the Netherlands (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing September 15, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand at the rate borne by the Notes.

          2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on March 1 or September 1 immediately preceding the Interest Payment Date (whether or not such day is a Business Day) even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Payments of principal and premium, if any, will be made (on presentation of such Notes if in certificated form) in Euros; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in Euros. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3. Paying Agents and Registrar. Initially, The Bank of New York, a banking organization organized under the laws of New York (the "Trustee"), and Kredietbank S.A. Luxembourgeoise, a banking organization organized under the laws of Luxembourg will act as Paying Agents and the Trustee will act as Registrar. The Company may change any Paying Agents, Registrar or co-Registrar without notice to the Holders. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as Registrar or co-Registrar.

          4. Indenture. The Company issued this Note under an Indenture, dated as of March 8, 2000 (the "Indenture"), by and among the Company, the Guarantors and the Trustee. This Note is one of a duly authorized issue of Initial Notes of the Company designated as its 10 5/8% Senior Subordinated Notes due 2010 (the "Notes"). The Notes are limited in aggregate principal amount to (Euro)200.0 million. The Notes include the Initial Notes and the Exchange Notes (as defined below) issued in exchange for the Initial Notes pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company.

          5. Subordination. The Notes are general unsecured obligations of the Company and subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Debt of the Company, and senior in right of payment to any current or future subordinated indebtedness of the Company. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or

                                     B-1-5
appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

          6. Guarantee. The obligations of the Company hereunder are guaranteed on a senior subordinated basis by the Guarantors. Each Guarantee by a Guarantor is subordinated in right of payment to all Senior Debt of such Guarantor to the same extent that the Notes are subordinated to Senior Debt of the Company.

          7. Redemption.

          (a) Optional Redemption. The Company may redeem the Notes, at its option, in whole at any time or in part from time to time, on and after March 15, 2005 at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on March 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption.

Year                                                              Percentage
-----                                                             ----------
2005......................................................         105.3125%
2006......................................................         103.5417%
2007......................................................         101.7708%
2008 and thereafter.......................................         100.0000%

          (b) Optional Redemption Upon Equity Offerings. Notwithstanding the foregoing, the Company may redeem in the aggregate up to 35% of the original principal amount of Notes at any time and from time to time prior to March 15, 2003 at a Redemption Price equal to 110.625% of the aggregate principal amount so redeemed, plus accrued and unpaid interest, if any, to the Redemption Date out of the Net Proceeds of one or more Equity Offerings; provided that

        (1) at least 65% of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and

        (2) any such redemption occurs within 60 days following the closing of any such Equity Offering.

          (c) The Company may effect a tax redemption of the Notes, as a whole but not as part, at 100% of the principal amount thereof as provided in Section
3.07 of the Indenture.

          8. Notice of Redemption. Notice of redemption under paragraphs 7(a) and 7(b) of this Note will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

          9. Offers to Purchase. The Indenture provides that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to

                                     B-1-6
further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          10. Registration Rights. Pursuant to the Registration Rights Agreement by and among the Company, the Guarantors and the Initial Purchasers, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's Series B 10 5/8% Senior Subordinated Notes due 2010 (the "Exchange Notes"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain Additional Interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          11. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in minimum denominations of (Euro)50,000 and in increments of (Euro)1,000 above (Euro)50,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

          12. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

          13. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

          14. Defeasance and Covenant Defeasance. If the Company at any time deposits with the Trustee Euros sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating to defeasance, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          15. Amendments, Supplements, and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          16. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other person, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

          17. Successor Entity. When a successor entity assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, and immediately before and there-

                                     B-1-7
after no Default exists and certain other conditions are satisfied, the predecessor entity will be released from those obligations.

          18. Defaults and Remedies. Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.01(f) or (g) of the Indenture) shall have occurred and be continuing, then the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the holders of a majority in aggregate principal amount of the outstanding Notes may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.01(f) or (g) of the Indenture occurs, such principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes.

          19. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          20. No Recourse Against Others. As more fully described in the Indenture, no director, officer, employee, stockholder or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

          21. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          22. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES TO THE INDENTURE HAS AGREED TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          23. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          24. CUSIP, ISIN and Common Code Numbers. The Company has caused CUSIP, ISIN and Common Code numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

          25. Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                                     B-1-8

          The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: IFCO Systems N.V. "Rivierstaete," Amsteldijk 166, 1079 LH, Amsterdam, The Netherlands, Attention: Chief Financial Officer, or to IFCO Systems N.V., c/o PalEx, Inc., 6829 Flintlock Road, Houston, Texas 77040, Attention: Chief Financial Officer.

                                     B-1-9

                               FORM OF GUARANTEE

                         SENIOR SUBORDINATED GUARANTEE

          Each Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Note upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all other amounts payable by the Company, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Notes, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture.

          The obligations of each Guarantor to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Debt of each Guarantor, to the extent and in the manner provided in Article 11 of the Indenture.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

          This Guarantee is subject to release upon the terms set forth in
Section 10.06 of the Indenture.

                              IFCO EUROPE BETEILIGUNGS GMBH

                              By:
                                 ----------------------------
                              Name:
                              Title:

                              IFCO INTERNATIONAL FOOD CONTAINER ORGANISATION
                                GMBH

                              By:
                                 ----------------------------
                              Name:
                              Title:

                                    B-1-10


                              IFCO FINANCE CONSULTING GMBH

                              By:
                                 ----------------------------------------
                              Name:
                              Title:

                              IFCO SKANDINAVIEN A/S

                              By:
                                 ----------------------------------------
                              Name:
                              Title:

                              GISO VERWALTUNGSGESELLSCHAFT MBH & CO.
                                BEHALTERLEASING KG

                              By:
                                 ----------------------------------------
                              Name:
                              Title:

                              IFCO ARGENTINA S.A.

                              By:
                                 ----------------------------------------
                              Name:
                              Title:

                              PALEX, INC.

                              By:
                                 ----------------------------------------
                              Name:
                              Title:

                              ACME BARREL COMPANY, INC.

                              By:
                                 ----------------------------------------
                              Name:
                              Title:

                                    B-1-11

                              BAY AREA PALLET COMPANY

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              BLACK RIVER FOREST PRODUCTS, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              CHARLOTTE STEEL DRUM CORPORATION

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              CONSOLIDATED CONTAINER CORPORATION

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              CONTAINER RESOURCES CORPORATION

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              CONTAINER SERVICES COMPANY NW, INC.
                              (F/K/A CONTAINER SERVICES COMPANY NW
                                ACQUISITION, INC.)

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                                    B-1-12

                              CONTAINER SERVICES COMPANY SW, INC.
                              (F/K/A CONTAINER SERVICES COMPANY SW
                                ACQUISITION, INC.)

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              DUCKERT PALLET CO., INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              DRUM SERVICE CO. OF FLORIDA

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              ENVIRONMENTAL RECYCLERS OF COLORADO, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              GILBERT LUMBER INCORPORATED

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              ISAACSON LUMBER COMPANY

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                                    B-1-13

                              INTERSTATE PALLET CO., INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              NEW LONDON PALLET, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              PALEX CONTAINER SYSTEMS, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              PALEX-TEXAS, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              PALEX-TEXAS, L.P.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              PALEX TEXAS HOLDINGS, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                                    B-1-14

                              PALLET OUTLET COMPANY, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              RIDGE PALLETS, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              SHEFFIELD LUMBER AND PALLET COMPANY, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              SHIPSHEWANA PALLET CO., INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              SMG CORPORATION

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              SONOMA PACIFIC COMPANY

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                                    B-1-15

                              SOUTHERN PALLET, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              VALLEY CRATING AND PACKAGING, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              WESTERN CONTAINER LIMITED LIABILITY COMPANY

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                                    B-1-16

                                ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                                                     ,
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:                              Signed:
      ---------------------------          ----------------------------------
                                           (Sign exactly as your name appears
                                            on the other side of this Note)

Medallion Guarantee:
                    ------------------------


                                    B-1-17

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.13 or Section 4.17 of the Indenture, check the appropriate box:

                               Section 4.13 [ ]
                               Section 4.17 [ ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.13 or Section 4.17 of the Indenture, state the amount you elect to have purchased:

(EURO)  __________________

Date:
     --------------------------------   --------------------------------------
                                        NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Medallion Guarantee:
                    --------------------------

                                    B-1-18

                                                                     EXHIBIT B-2

                                              CUSIP No.
                                              ISIN No.:
                                              Common Code No.:

                               IFCO SYSTEMS N.V.

               SERIES B 10 5/8% SENIOR SUBORDINATED NOTE DUE 2010

No.                                                     (EURO)

          IFCO SYSTEMS N.V., a limited liability company incorporated in the Netherlands (the "Company," which term includes any successor entity), for value
received promises to pay to            or registered assigns, the principal sum
of (EURO)            on March 15, 2010.

          Interest Payment Dates: March 15 and September 15, commencing September 15, 2000.

          Record Dates:  March 1 and September 1

          Reference is made to the further provisions of this Note contained herein and the Indenture (as defined), which will for all purposes have the same effect as if set forth at this place.

                                     B-2-1

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized directors, officers or other authorized signatories.

                              IFCO SYSTEMS N.V.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              By:
                                 -----------------------------------
                              Name:
                              Title:


                                     B-2-2

Certificate of Authentication

          This is one of the Series B 10 5/8% Senior Subordinated Notes due 2010 referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK
                               as Trustee

                              By:
                                 -----------------------------------
                                 Authorized Signatory

                                     B-2-3

                             (REVERSE OF SECURITY)

                   10 5/8% SENIOR SUBORDINATED NOTE DUE 2010

          1. Interest. IFCO SYSTEMS N.V., a limited liability company incorporated in the Netherlands (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing September 15, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand at the rate borne by the Notes.

          2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on March 1 or September 1 immediately preceding the Interest Payment Date (whether or not such day is a Business Day) even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Payments of principal and premium, if any, will be made (on presentation of such Notes if in certificated form) in Euros; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in Euros. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3. Paying Agents and Registrar. Initially, The Bank of New York, a banking organization organized under the laws of New York (the "Trustee"), and Kredietbank S.A. Luxembourgeoise, a banking organization organized under the laws of Luxembourg will act as Paying Agents and the Trustee will act as Registrar. The Company may change any Paying Agents, Registrar or co-Registrar without notice to the Holders. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as Registrar or co-Registrar.

          4. Indenture. The Company issued this Note under an Indenture, dated as of March 8, 2000 (the "Indenture"), by and among the Company, the Guarantors and the Trustee. This Note is one of a duly authorized issue of Notes of the Company designated as its Series B 10 5/8% Senior Subordinated Notes due 2010 (the "Exchange Notes") issued in exchange for the initial 10 5/8% Senior Subordinated Notes due 2010 (the "Initial Notes" and, together with the Exchange Notes, the "Notes"). The Notes are limited in aggregate principal amount to
(Euro)200.0 million. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company.

          5. Subordination. The Notes are general unsecured obligations of the Company and subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Debt of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

                                     B-2-4

          6. Guarantee. The obligations of the Company hereunder are guaranteed on a senior subordinated basis by the Guarantors. Each Guarantee by a Guarantor is subordinated in right of payment to all Senior Debt of such Guarantor to the same extent that the Notes are subordinated to Senior Debt of the Company.

          7. Redemption.

          (a) Optional Redemption. The Company may redeem the Notes, at its option, in whole at any time or in part from time to time, on and after March 15, 2005 at the following Redemption Prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on March 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption.

Year                                                      Percentage
----                                                      -----------
2005...............................................         105.3125%
2006...............................................         103.5417%
2007...............................................         101.7708%
2008 and thereafter................................         100.0000%

          (b) Optional Redemption Upon Equity Offerings. Notwithstanding the foregoing, the Company may redeem in the aggregate up to 35% of the original principal amount of Notes at any time and from time to time prior to March [1], 2003 at a Redemption Price equal to 110.625% of the aggregate principal amount so redeemed, plus accrued and unpaid interest, if any, to the Redemption Date out of the Net Proceeds of one or more Equity Offerings; provided that

        (1) at least 65% of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and

        (2) any such redemption occurs within 60 days following the closing of any such Equity Offering.

          (c) The Company may effect a tax redemption of the Notes, as a whole but not in part, at 100% of the principal amount thereof as provided in Section
3.07 of the Indenture.

          8. Notice of Redemption. Notice of redemption under paragraphs 7(a) and 7(b) of this Note will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

          9. Offers to Purchase. The Indenture provides that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

                                     B-2-5

          10. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in minimum denominations of (Euro)50,000 and in increments of (Euro)1,000 above (Euro)50,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

          11. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

          12. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

          13. Defeasance and Covenant Defeasance. If the Company at any time deposits with the Trustee Euros sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating to defeasance, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          14. Amendments, Supplements, and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          15. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other person, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

          16. Successor Entity. When a successor entity assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor entity will be released from those obligations.

          17. Defaults and Remedies. Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.01(f) or (g) of the Indenture) shall have occurred and be continuing, then the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the holders of a majority in aggregate principal amount of the outstanding Notes may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived. No such rescission shall

                                     B-2-6
affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.01(f) or (g) of the Indenture occurs, such principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes.

          18. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          19. No Recourse Against Others. As more fully described in the Indenture, no director, officer, employee, stockholder or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

          20. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          21. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES TO THE INDENTURE HAS AGREED TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          22. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          23. CUSIP, ISIN and Common Code Numbers. The Company has caused CUSIP, ISIN and Common Code numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

          24. Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: IFCO Systems N.V. "Rivierstaete," Amsteldijk 166, 1079 LH, Amsterdam, The Netherlands, Attention: Chief Financial Officer or to IFCO Systems N.V., c/o PalEx, Inc., 6829 Flintlock Road, Houston, Texas 77040, Attention: Chief Financial Officer.

                                     B-2-7

                               FORM OF GUARANTEE

                         SENIOR SUBORDINATED GUARANTEE

          Each Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Note upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all other amounts payable by the Company, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Notes, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture.

          The obligations of each Guarantor to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth, and are expressly subordinated and subject in right of payment to the prior payment in full of all Senior Debt of each Guarantor, to the extent and in the manner provided in Article 11 of the Indenture.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

          This Guarantee is subject to release upon the terms set forth in
Section 10.06 of the Indenture.

                              IFCO EUROPE BETEILIGUNGS GMBH

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              IFCO INTERNATIONAL FOOD CONTAINER ORGANISATION
                                GMBH

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                     B-2-8


                              IFCO FINANCE CONSULTING GMBH

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              IFCO SKANDINAVIEN A/S

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              GISO VERWALTUNGSGESELLSCHAFT MBH & CO.
                                BEHALTERLEASING KG

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              IFCO ARGENTINA S.A.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              PALEX, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              ACME BARREL COMPANY, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                     B-2-9

                              BAY AREA PALLET COMPANY

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              BLACK RIVER FOREST PRODUCTS, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              CHARLOTTE STEEL DRUM CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              CONSOLIDATED CONTAINER CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              CONTAINER RESOURCES CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              CONTAINER SERVICES COMPANY NW, INC.
                              (F/K/A CONTAINER SERVICES COMPANY NW ACQUISITION,
                                INC.)

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                    B-2-10

                              CONTAINER SERVICES COMPANY SW, INC.
                              (F/K/A CONTAINER SERVICES COMPANY SW ACQUISITION,
                                INC.)

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              DUCKERT PALLET CO., INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              DRUM SERVICE CO. OF FLORIDA

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              ENVIRONMENTAL RECYCLERS OF COLORADO, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              GILBERT LUMBER INCORPORATED

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              ISAACSON LUMBER COMPANY

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                    B-2-11

                              INTERSTATE PALLET CO., INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              NEW LONDON PALLET, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              PALEX CONTAINER SYSTEMS, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              PALEX-TEXAS, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              PALEX-TEXAS, L.P.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              PALEX TEXAS HOLDINGS, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                    B-2-12

                              PALLET OUTLET COMPANY, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              RIDGE PALLETS, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              SHEFFIELD LUMBER AND PALLET COMPANY, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              SHIPSHEWANA PALLET CO., INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              SMG CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              SONOMA PACIFIC COMPANY

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                    B-2-13

                              SOUTHERN PALLET, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              VALLEY CRATING AND PACKAGING, INC.

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                              WESTERN CONTAINER LIMITED LIABILITY COMPANY

                              By:
                                 --------------------------------------
                              Name:
                              Title:

                                    B-2-14

                                ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                                                     ,
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:                                     Signed:
     ----------------------------------          ------------------------------
                                                 (Sign exactly as your name
                                                 appears on the other side of
                                                 this Note)

Medallion Guarantee:
                    --------------------------------

                                    B-2-15

                      [OPTION OF HOLDER TO ELECT PURCHASE]

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.13 or Section 4.17 of the Indenture, check the appropriate box:

                               Section 4.13 [ ]
                               Section 4.17 [ ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.13 or Section 4.17 of the Indenture, state the amount you elect to have purchased:

(EURO)
      --------------------------
Date:
     --------------------------------    --------------------------------------
                                         NOTICE: The signature on this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
                                         within Note in every particular without
                                         alteration or enlargement or any change
                                         whatsoever and be guaranteed by the
                                         endorser's bank or broker.

Medallion Guarantee:
                     -------------------------------

                                    B-2-16

                                                                       EXHIBIT C

                          Form of Transfer Certificate
                       for Transfer from Rule 144A Global
                        Note to Regulation S Global Note

                                                            ______________, ____

THE BANK OF NEW YORK
101 Barclay Street, Floor 21W
New York, New York  10286

          Re:  IFCO Systems N.V.
               10 5/8% Senior Subordinated Notes Due 2010 (the "Notes")
               --------------------------------------------------------

Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of March 8, 2000 (the "Indenture) among IFCO Systems N.V. (the "Company"), as Issuer, the Guarantors named therein and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to (EURO) [      ] aggregate principal amount of
Notes which are evidenced by a Rule 144A Global Note (CUSIP No.      ) and held
with the Common Depository through Euroclear or Clearstream or both (Common
Code      ) in the name of [insert name of transferor] (the "Transferor"). The
Transferor has requested a transfer of such beneficial interest in the Rule 144A Global Note to a person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by a Regulation S Global Note of
the same series and of like tenor as the Notes (CUSIP No.        ).

          In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

     (1)  the offer of the Notes was not made to a person in the United States;

     (2) either (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a Designated Offshore Securities Market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser. Terms used in this certificate and not otherwise defined herein or in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                              [Insert Name of Transferor]

                              By:
                                 --------------------------------
                              Name:
                              Title:

Dated: ________________, _____

                                                                       Exhibit D

                          Form of Transfer Certificate
                     for Transfer from Regulation S Global
                         Note to Rule 144A Global Note

                                                            ______________, ____

THE BANK OF NEW YORK
101 Barclay Street, Floor 21W
New York, New York  10286

          Re:  10 5/8% Senior Subordinated Notes Due 2010 (the "Notes")

Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of March 8, 2000 (the "Indenture) among IFCO Systems N. V. (the "Company"), as Issuer, the Guarantors named therein and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to (EURO)[       ] aggregate principal amount of
Notes which are evidenced by a Regulation S Global Note (CUSIP No.     ) and
held with the Common Depository through Euroclear or Clearstream or both (Common Code ) in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Regulation S Global Note to a person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by a Rule 144A Global
Note of the same series and of like tenor as the Notes (CUSIP No.      ). The
Transferor has informed such person that he is obtaining an interest in a Note that is subject to restrictions on transfer and that each subsequent transferee should be so informed.

          In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

          The Transferor further certifies that it is not an "affiliate" of the Company within the meaning of the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

                              [Insert Name of Transferor]

                              By:
                                 --------------------------------
                              Name:
                              Title:

Dated: ________________, ___

                                                                       EXHIBIT E

                         Form of Investor Letter To Be
                     Delivered in Connection with Transfers
                 to Non-QIB Institutional Accredited Investors

                                                                 _________, ____

IFCO SYSTEMS N.V.
"Riverstaete", Amsteldivk 166
1079 LH
The Netherlands


THE BANK OF NEW YORK
101 Barclay Street, Floor 21W
New York, New York  10286

Ladies and Gentlemen:

          In connection with our proposed purchase of (EURO)[             ]
aggregate principal amount of 10 5/8% Senior Subordinated Notes due 2010 (the "Senior Subordinated Notes") of IFCO SYSTEMS N.V. (the "Company"), we confirm that:

          1. We understand that the Senior Subordinated Notes have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Senior Subordinated Notes to offer, sell or otherwise transfer such Senior Subordinated Notes prior to (i) the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Senior Subordinated Notes (or any predecessor thereto) and (ii) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Senior Subordinated Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the Senior Subordinated Notes), (d) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is purchasing at least (Euro)250,000 of Senior Subordinated Notes that is purchasing for his or her own account or for the account of such an institutional accredited investor after delivery of an investor letter duly executed by such transferee or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Senior Subordinated Notes pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certification and/or other information satisfactory to the Company and the Trustee.

          2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is purchasing at least (Euro)250,000 of Senior Subordinated Notes, purchasing for our own account or for the account of such an institutional accredited investor that is purchasing at least (Euro)250,000 of Senior Subordinated Notes, and we are acquiring the Senior Subordinated Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

          3. We are acquiring the Senior Subordinated Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                              Very truly yours,

                              (Name of Purchaser)

                              By:
                                 --------------------------------
                              Name:
                              Title:

          Upon transfer, the Senior Subordinated Notes would be registered in the name of the new beneficial owner as follows:

                              Name:
                                    --------------------------------
                              Address:
                                    --------------------------------
                              Taxpayer ID Number:
                                                 -------------------

                                                                       EXHIBIT F

                        Form of Transfer Certificate For
                       Transfer or Exchange of Restricted
                  Security (Other than Rule 144A Global Note)

THE BANK OF NEW YORK
101 Barclay Street, Floor 21W
New York, New York  10286

          Re:  IFCO Systems N.V.
               10 5/8% Senior Subordinated Notes Due 2010 (the "Notes")

Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of March 8, 2000 (the "Indenture) among IFCO Systems N.V. (the "Company"), as Issuer, the Guarantors named therein and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to (EURO)[          ] principal amount at of Notes
presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested a transfer of such Surrendered Notes to a Person other than the Transferor (each such transaction being referred to herein as a "transfer").

          In connection with such request and in respect of such Surrendered Notes, the Transferor does hereby certify that:

          [CHECK ONE]

[ ] (a)  the Surrendered Notes are being transferred to the Company;

                                       or

[ ] (b) such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that the Surrendered Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States;

                                       or

[ ] (c) the Surrendered Notes are being transferred pursuant to and in accordance with Rule 904 of Regulation S under the Securities Act, and

          (1) the offer of the Surrendered Notes was not made to a person in the United States;

          (2) either: (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of the Designated Offshore Securities Market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                                       or

[ ] (d) the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act and in accordance with any applicable securities laws of any state of the United States;

                                       or

[ ] (e) the Surrendered Notes are being transferred to an Institutional Accredited Investor and a form of Investor Letter, as specified in Exhibit E to the Indenture, duly executed, is attached hereto.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser of the Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                              [Insert Name of Transferor]

                              By:
                                 ------------------------------------
                              Name:
                              Title:

Date _______________, _____

                                                                       EXHIBIT G

                          Form of Transfer Certificate
                     for Transfer from Regulation S Global
                         Note or Rule 144A Global Note
                    to an Accredited Institutional Investor

                                                            ______________, ____

THE BANK OF NEW YORK
101 Barclay Street, Floor 21W
New York, New York  10286

          Re:  IFCO Systems N.V.
               10 5/8% Senior Subordinated Notes Due 2010 (the "Notes")

Ladies and Gentlemen:

          Reference is hereby made to the Indenture dated as of March 8, 2000 (the "Indenture) among IFCO Systems N.V. (the "Company"), as Issuer, the Guarantors named therein and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to  (EURO)[      ] aggregate principal amount of
Notes which are evidenced by [a Regulation S Global Note (CUSIP No.           )
and held with the Common Depository through Euroclear or Clearstream or both
(Common Code               ) [a Rule 144A Global Note (CUSIP No.             )
and held with the Common Depository through Euroclear or Clearstream or both
(Common Code        )] in the name of [insert name of transferor] (the
"Transferor"). The Transferor has requested a transfer of such beneficial interest in the [Regulation S Global Note] [Rule 144A Global Note] to an Institutional Accredited Investor as defined in the Indenture who will take delivery thereof in the form of an equal aggregate principal amount of Physical Notes that are Restricted Securities of the same series and of like tenor as the
Notes (CUSIP No.              ).

          In connection with such transfer, attached hereto is an Investor Letter, substantially in the form of Exhibit E to the Indenture, duly executed by the transferee.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

                              [Insert Name of Transferor]

                              By:
                                 ---------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT H

                         FORM OF SUPPLEMENTAL INDENTURE

          SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of
                         , among                      (the "New Guarantor"), a
subsidiary of IFCO Systems N.V., Inc. (or its successor), a limited liability company incorporated in the Netherlands (the "Company"), the Guarantors (the "Existing Guarantors") under the Indenture referred to below, and The Bank of New York, as trustee under the Indenture referred to below (the "Trustee").

                             W I T N E S S E T H :

          WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of March 8, 2000, providing for the issuance of its 10 5/8% Senior Subordinated Notes due 2010 (the "Notes");

          WHEREAS Section 4.20 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Company's obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth in the Indenture; and

          WHEREAS pursuant to Section 8.01 of the Indenture, the Trustee, the Company and Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Noteholders as follows:

          1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

          (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

          2. Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all other Guarantors, to Guarantee the Company's Obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

          3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby.

          4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

          5. Trustee Makes No Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

          6. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

          7. Headings. The headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.

                              [NEW GUARANTOR]

                              By:
                                  -------------------------------
                              Name:
                              Title:

                              IFCO SYSTEMS N.V.

                              By:
                                  -------------------------------
                              Name:
                              Title:

                              [EXISTING GUARANTORS]

                              By:
                                  -------------------------------
                              Name:
                              Title:

                              THE BANK OF NEW YORK,
                               as Trustee

                              By:
                                  -------------------------------
                              Name:
                              Title: